EXHIBIT B

                            SHARE EXCHANGE AGREEMENT


                            SHARE EXCHANGE AGREEMENT

                                   DATED AS OF

                                  JUNE 30, 2000

                                      AMONG

                                 OLD NIGHT, INC.

                     INTERNATIONAL LONG DISTANCE CORPORATION

                                       AND

                               THE STOCKHOLDERS OF
                INTERNATIONAL LONG DISTANCE CORPORATION LISTED ON
                      THE SIGNATURE PAGES OF THIS AGREEMENT


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                                TABLE OF CONTENTS


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                                                                                                               PAGE
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ARTICLE I - DEFINITIONS
         Section 1.1 Definitions..................................................................................1

ARTICLE II - EXCHANGE OF SHARES
         Section 2.1 Exchange of Shares...........................................................................2
         Section 2.2 Closing......................................................................................2
         Section 2.3 FIRPTA Withholding...........................................................................3

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF ILDC
         Section 3.1 Corporate Existence and Power................................................................3
         Section 3.2 Corporate Authorization......................................................................3
         Section 3.3 Governmental Authorization...................................................................3
         Section 3.4 Non-Contravention............................................................................3
         Section 3.5 Capitalization...............................................................................3
         Section 3.6 Subsidiaries.................................................................................3
         Section 3.7 Financial Statements.........................................................................4
         Section 3.8 Absence of Certain Changes...................................................................4
         Section 3.9 No Undisclosed or Contingent Liabilities.....................................................5
         Section 3.10 Material Contracts..........................................................................5
         Section 3.11 Litigation..................................................................................6
         Section 3.12 Compliance with Laws and Court Orders.......................................................6
         Section 3.13 Title to Properties: Encumbrances...........................................................6
         Section 3.14  Equipment..................................................................................6
         Section 3.15 Taxes.......................................................................................6
         Section 3.16 Consents and Approvals......................................................................6
         Section 3.17 Insurance...................................................................................6
         Section 3.18 Customers and Suppliers.....................................................................7
         Section 3.19 Accounts Receivable.........................................................................7
         Section 3.20 Certain Interests...........................................................................7
         Section 3.21  Intellectual Property......................................................................7
         Section 3.22 Employee Benefit Plans......................................................................8
         Section 3.23 Labor Matters...............................................................................8
         Section 3.24 Licences and Permits........................................................................8
         Section 3.25  Personnel..................................................................................8
         Section 3.26 Bank Accounts...............................................................................8
         Section 3.27 Environmental Matters.......................................................................8
         Section 3.28 Disclosure..................................................................................9

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS AS TO THEMSELVES
         Section 4.1 Capacity.....................................................................................9
         Section 4.2 Title........................................................................................9
         Section 4.3 Valid Agreement..............................................................................9
         Section 4.4 Litigation...................................................................................9
         Section 4.5 Trust Constitution and Power.................................................................9
         Section 4.6 Governmental Authorization; Consents.........................................................9
         Section 4.7 Non-Contravention...........................................................................10
         Section 4.8 Acquisition for Investment; Informed Decision...............................................10

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF OLD NIGHT
         Section 5.1 Corporate Existence and Power...............................................................10
         Section 5.2 Corporate Authorization.....................................................................10
         Section 5.3 Governmental Authorization..................................................................10
         Section 5.4 Non-Contravention...........................................................................10
         Section 5.5 Capitalization..............................................................................11
         Section 5.6 Reports and Financial Statements............................................................11
         Section 5.7 Litigation..................................................................................12


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         Section 5.8 Validity of Stock...........................................................................12
         Section 5.9  No Undisclosed or Contingent Liabilities...................................................12
         Section 5.10   Absence of Certain Changes...............................................................12
         Section 5.11 Litigation. Orders.........................................................................12
         Section 5.12 Title to Properties: Encumbrances..........................................................12
         Section 5.13 Equipment..................................................................................12
         Section 5.14  Compliance with Law.......................................................................12
         Section 5.16 Consents and Approvals.....................................................................13
         Section 5.17 Contracts, Commitments and Returns.........................................................13
         Section 5.18  Insurance.................................................................................13
         Section 5.19 Accounts Receivable........................................................................13
         Section 5.20 Certain Interests..........................................................................13
         Section 5.21  Employee Benefit Plans....................................................................13
         Section 5.22 Labor Matters..............................................................................13
         Section 5.23 Personnel..................................................................................13
         Section 5.24 Environmental..............................................................................13
         Section 5.25 Securities Laws............................................................................13
         Section 5.26 Disclosure.................................................................................14

ARTICLE VI - COVENANTS OF ILDC AND THE STOCKHOLDERS
         Section 6.1 Conduct of ILDC.............................................................................14
         Section 6.2 ILDC Common Shares..........................................................................16
         Section 6.3 Access to Information.......................................................................16

ARTICLE VII - ADDITIONAL COVENANTS OF THE PARTIES
         Section 7.1 Best Efforts................................................................................16
         Section 7.2 Old Night Annual Stockholder Meeting; Information Statement.................................16
         Section 7.3 Certain Filings.............................................................................17
         Section 7.4 Public Announcements........................................................................17
         Section 7.5 Notices of Certain Events...................................................................17

ARTICLE VIII - CONDITIONS TO CLOSING
         Section 8.1 Conditions to Obligations of Old Night and the Stockholders.................................17
         Section 8.2 Conditions to Obligation of Old Night.......................................................18
         Section 8.3 Conditions to Obligations of Stockholders...................................................18

ARTICLE IX - TERMINATION
         Section 9.1 Grounds for Termination.....................................................................19
         Section 9.2 Effect of Termination.......................................................................19

ARTICLE X -  MISCELLANEOUS
         Section 10.1 Survival...................................................................................20
         Section 10.2 Notices....................................................................................20
         Section 10.3 Amendments and Waivers.....................................................................21
         Section 10.4 Expenses...................................................................................21
         Section 10.5 Successors and Assigns.....................................................................21
         Section 10.6 Governing Law..............................................................................21
         Section 10.7 Jurisdiction...............................................................................21
         Section 10.8 Counterparts; Third Party Beneficiaries....................................................21
         Section 10.9 Entire Agreement...........................................................................22

                            SHARE EXCHANGE AGREEMENT


                  THIS AGREEMENT dated as of June 30, 2000 among Old Night, Inc., a Nevada corporation ("Old Night"), International Long Distance Corporation, a North Carolina corporation ("ILDC"), and the Stockholders of ILDC listed on the signature pages of this Agreement (each a "Stockholder" and collectively, the "Stockholders").

                  WHEREAS, each Stockholder is the owner of the number of shares of common stock, par value $1.00 per share, of ILDC ("ILDC Common Shares") set forth next to the name of such Stockholder on the signature pages of this Agreement, such shares representing in the aggregate 80% of the issued and outstanding ILDC Common Shares;

                  WHEREAS, the Stockholders and Old Night desire to effect an exchange (the "Exchange") of ILDC Common Shares for shares of common stock, par value $0.001 per share, of Old Night (the " Old Night Common Shares"), on the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, for federal income tax purposes, it is intended that the Exchange shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code")

                  WHEREAS, the obligation of the Stockholders to consummate the Exchange is subject to the approval by the stockholders of Old Night of the appointment of Messrs. Anthony Overman, Don Spears and Mark Sampson to the Board of Directors of Old Night and the amendment to the Old Night Charter to change its name to NxGen Networks, Inc., such appointments and name change to take effect only if the Exchange is consummated; and

                  WHEREAS, the Board of Directors of Old Night (the "Board of Directors") has approved this Agreement, subject to the approval thereof by the stockholders of Old Night in accordance with this Agreement, the requirements of Nevada corporate law.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1 Definitions.

  (a)          The following terms, as used herein, have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; PROVIDED that for purposes of this Agreement, unless express provision is made to the contrary, (i) neither ILDC nor any of its Subsidiaries nor any Stockholder shall be considered an Affiliate of Old Night and (ii) neither Old Night nor any of its Subsidiaries shall be considered an Affiliate of ILDC.

                  "Balance Sheet" means the  consolidated  balance sheet of ILDC and its Subsidiaries as of December 31, 1999.

                  "Balance Sheet Date" means December 31, 1999.



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                  "Benefit  Arrangements"  means all life and health  insurance,
                  hospitalization,   savings,   bonus,  deferred   compensation,
                  incentive compensation, holiday, vacation, severance pay, sick pay, sick leave, disability, retirement benefits, tuition refund, service award, company car, scholarship, relocation, fringe benefit, contracts, collective bargaining agreements, workers' compensation, individual employment, consultancy or severance contracts and other policies (whether written or
                  oral)  or  practices   of  providing   employee  or  executive
                  compensation or benefits to employees which in any such case is or was maintained, administered or contributed to by ILDC or its Subsidiaries or in which ILDC or its Subsidiaries participates or participated and which provides benefits to current or former employees of ILDC or its Subsidiaries, other than Employee Benefit Plans.

                  "Closing Date" means the date of the Closing.

                  "Material Adverse Effect" means an effect that would (i) result in ILDC and its Subsidiaries having, as of or after the Closing, any liabilities that would result or could reasonably be expected to result in any liability that is material to ILDC and its Subsidiaries, taken as a whole, other than liabilities as to which ILDC has disclosed to Old Night, or
                  (ii) adversely affect or delay in any material respect the consummation of the transactions contemplated by this Agreement.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Pro Rata Share" means with respect to any Stockholder, the ratio determined by dividing the number of ILDC Common Shares owned by such Stockholder as of the Closing by the number of ILDC Common Shares owned by all Stockholders as of the Closing.

                  "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                                   ARTICLE II
                               EXCHANGE OF SHARES

Section 2.1 Exchange of Shares. On the terms and subject to the conditions of this Agreement, each Stockholder agrees to exchange ILDC Common Shares owned by it for the number of Old Night Common Shares set forth opposite such Stockholder's name on the signature page of this Agreement.

Section 2.2 Closing. The closing (the "Closing") of the Exchange shall take place at the offices of ILDC, Global Tech Center, Hertford, North Carolina, as soon as possible, but in no event sooner than five business days nor later than 10 business days, after satisfaction of the conditions set forth in Article IX, or at such other time or place as Old Night and the Stockholders may agree. At the Closing:

     (a) Each Stockholder shall deliver to Old Night certificates for ILDC Common Shares being exchanged by such Stockholder duly endorsed or accompanied by stock powers duly endorsed in blank, with any required transfer stamps affixed thereto.

     (b)          ILDC shall deliver to Old Night:

         (i) a certificate, dated as of the Closing Date and executed by an authorized officer of ILDC certifying the fulfillment of the conditions specified in Article VIII, and
         (ii) a certificate, dated as of the Closing Date and executed by the Secretary of ILDC certifying ILDC's articles of incorporation and all amendments, bylaws and resolutions of ILDC's board of directors attached to the certificate.

     (c)          Old Night shall deliver to ILDC:

         (i) a certificate, dated as of the Closing Date and executed by an authorized officer of Old Night certifying the fulfillment of the conditions specified in Article VIII, and
         (ii) a certificate, dated as of the Closing Date and executed by the Secretary of Old Night certifying Old Night's articles of incorporation and all amendments, bylaws and resolutions of Old Night's board of directors attached to the certificate.


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Old Night shall deliver to each Stockholder  appropriately legended certificates for the number of Old Night Common Shares contemplated by Section 2.1 no later than five days from Closing.

Section 2.3 FIRPTA Withholding. Unless Old Night shall have received from each of the Stockholders certification signed by such Stockholder to the effect that such Stockholder is not a "foreign person" as defined in Section 1445 of the Code, Old Night shall withhold and remit to the Internal Revenue Service the amount required by Section 1445 of the Code to be withheld with respect to such Stockholder.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF ILDC

ILDC represents and warrants to Old Night that:

Section 3.1 Corporate Existence and Power. ILDC is a corporation duly incorporated, validly existing and in good standing under the laws of North Carolina and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. ILDC has heretofore delivered to Old Night true and complete copies of its certificate of incorporation and bylaws as currently in effect. Except as set forth on Schedule 3.1, ILDC does not do business as a foreign corporation in any jurisdiction where the failure to be qualified as a foreign corporation would have a material adverse effect on the operations, condition (financial or other), assets, liabilities, earnings or prospects of ILDC.

Section 3.2 Corporate Authorization. The execution, delivery and performance by ILDC of this Agreement are within ILDC's corporate powers and have been duly authorized by all necessary corporate action on the part of ILDC. This Agreement constitutes a valid and binding agreement of ILDC.

Section 3.3 Governmental Authorization. The execution, delivery and performance by ILDC of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official or any other applicable requirements.

Section 3.4 Non-Contravention. The execution, delivery and performance by ILDC of this Agreement do not and will not:

     (a) violate the certificate of incorporation or bylaws of each of ILDC and its Subsidiaries,

     (b) assuming compliance with the matters referred to in Section 3.3 and 4.6, violate in any material respect any applicable law, rule, regulation, judgment, injunction, order or decree, or

     (c) require any consent or other action by any Person under, other than set out in Schedules 3.4, 3.10 and 3.13, or constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of ILDC or any of its Subsidiaries or to a loss of any benefit to which ILDC or any of its Subsidiaries is entitled under, any material agreement or other instrument binding on ILDC or any of its Subsidiaries or any material license, franchise, permit or other similar authorization held by ILDC or any of its Subsidiaries.

Section 3.5 Capitalization. The authorized capital stock of ILDC consists of 11,000,000 shares of Common Stock with a par value of $1.00 per share of which 5,500,000 shares are outstanding as of the date of this Agreement. All outstanding shares of capital stock of ILDC have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of ILDC has been issued in violation of, or is subject to, any preemptive or subscription rights. Except as set forth in Schedule 3.7 (with respect to the options which may be granted to BDR, Inc.), there are no outstanding subscriptions, stock options, stock warrants, options or other rights to acquire from ILDC, or other obligation of ILDC to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of ILDC. A complete list of the stockholders of ILDC and the number and class of shares held is shown on Schedule 3.5.

There are no outstanding obligations of ILDC to repurchase, redeem or otherwise acquire any ILDC Shares.

Section 3.6 Subsidiaries. ILDC has no subsidiaries. ILDC has, or has had, equity investments in the entities referenced in Schedule 3.6.

Section 3.7 Financial Statements. ILDC has delivered to Old Night copies of the regularly-prepared consolidated balance sheet of ILDC and its Subsidiaries as of December 31, 1999 and the related regularly-prepared consolidated statements of income and changes in retained earnings for each of the years ended December 31, 1998 and 1997. Such financial statements present fairly the financial position of ILDC and its Subsidiaries as of the dates thereof and their results of operations and changes in retained earnings for the periods then ended, in each case prepared on a tax basis, except as set forth on Schedule 3.7.

Section 3.8 Absence of Certain Changes. Except as set forth on Schedule 3.8, since the date of the ILDC Balance Sheet, ILDC has conducted its business only in the ordinary course and consistent with part practice, and has not:

     (a) Suffered any material adverse change in its operations, condition (financial or otherwise), assets, liabilities, earnings, working capital or prospects;

     (b) Incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) except immaterial items incurred in the ordinary course of business and consistent with past practice (including obligations or liabilities arising from one transaction or a series of related or similar transactions, and all periodic installments or payments under any lease of other agreement providing for periodic installments or payments, as a single obligation or liability), or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

     (c) Paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the ILDC Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the ILDC balance Sheet;

     (d) Permitted or allowed any of its assets to be subjected to any mortgage, pledge, lien, security interest encumbrance, restriction or charge of any kind;

     (e)  Written   down  the  value  of  any   inventory   or  written  off  as
          uncollectible any notes or accounts receivable;

     (f) Canceled any debts or waived any claims or rights or substantial value;

     (g) Sold, transferred or otherwise disposed of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

     (h) Disposed of or permitted to lapse any rights to the use of any patent, trademark, trade name, service mark or copyright, or disposed of or disclosed to any person any trade secret, formula, process or know-how not therefore a matter of public knowledge;

     (i) Granted any general increase in the compensation of employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any employee, and not such increase is customary on a periodic basis or required by agreement or understanding;

     (j) Made any capital expenditure or commitment for additions to its property, equipment or intangible capital assets in excss of $100,000;

     (k) Made any change in any method of accounting or accounting practice or failed to maintain its books, accounts and records in the ordinary course of business and consistent with past practice;

     (l) Failed to maintain any properties or equipment in good operating condition and repair;

     (m) Failed to maintain in full force and affect all existing policies of insurance at least at such levels as were in effect prior to such date or canceled any such insurance or taken or failed to take any action that would enable the insurers under such policies to avoid liability for claims arising out of occurrences prior to the Closing;

     (n) Entered into any transaction or made or entered into any material contract or commitment, or terminated or amended any material contract or commitment, except in the ordinary course of business and consistent with past practice, and not in excess of current requirements;

     (o) Taken any action that could have a material adverse effect on its business organization or its current relationships with its employees, suppliers, distributors, advertisers, subscribers or others having business relationships with it;

     (p) Declared, paid or set aside for payment and dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or other securities; or

     (q) Agreed in writing or otherwise to take any action with respect to any of the matters described in this Section 3.8.

Section 3.9 No  Undisclosed  or Contingent  Liabilities.  Except as set forth on
Schedule 3.9, ILDC has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) that are not fully reflected on the ILDC Balance Sheet, except for liabilities and obligations incurred in the ordinary course of business since the date thereof, and there is no basis for the assertion against ILDC of any liability or obligation of any nature whatsoever not fully reflected on the ILDC Balance Sheet.

Section 3.10 Material Contracts.

     (a)          Except as disclosed in Schedule 3.10, ILDC is not a party to or bound by:

          (i) any lease (whether of real or personal property), other than leases which in the aggregate provide for annual payments of less than $50,000;
          (ii) any agreement for the purchase of materials, supplies, goods, services, equipment or other assets that will continue in effect after the Closing other than such agreements which in the aggregate provide for payments of less than $50,000;
          (iii)any sales, distribution or other similar agreements providing for the sale by ILDC or any of its Subsidiaries of materials, supplies, goods, services, equipment or other assets that will continue in effect after the Closing involving payments in the aggregate in excess of $25,000;
          (iv) any partnership, joint venture or other similar agreement or arrangement;
          (v) any agreement relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);
          (vi) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset);
          (vii)any license, franchise or similar agreement other than licenses, franchises or agreements which in the aggregate provide for payments of less than $50,000;
          (viii) any agency, dealer, sales representative, marketing or other similar agreements that will continue in effect after the Closing involving payments in excess of $25,000;
          (ix) any agreement that limits the freedom of ILDC or any of its Subsidiaries to compete in any line of business or with any Person or in any area or which would so limit the freedom of ILDC or any of its Subsidiaries after the Closing Date;
         (x)   any material agreement with:

                  (A)      any Stockholder or any of its Affiliates,
                  (B)      any  Person  5% or more of whose  outstanding  voting
                           securities are directly or indirectly owned, controlled or held with power to vote by ILDC, or
                  (C) any director or officer of ILDC or any of its Affiliates or any "associates" or members of the "immediate family" (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the 1934 Act) of any such director or officer; or

          (xi) any other material agreement, commitment, arrangement or plan involving ILDC or any of its Subsidiaries that will continue after the Closing.

     (b) Neither ILDC nor any of its Subsidiaries nor, to the knowledge of ILDC or any Stockholder, any other party to any agreement, contract, plan, lease, license, franchise, permit or other authorization, arrangement or commitment disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section is in default or breach in any material respect under the terms of any such agreement, contract, plan, lease, license, franchise, permit or other authorization, arrangement or commitment.

Section 3.11 Litigation. Except as disclosed on Schedule 3.11, there is no action, suit, investigation or proceeding pending by or against or, to the knowledge of ILDC, threatened against or affecting, ILDC or any of its Subsidiaries or any of their respective properties (whether now or previously owned) before any court or arbitrator or any governmental body, agency or official, which could reasonably be expected to result in a material liability to ILDC or any of its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

Section 3.12 Compliance with Laws and Court Orders. To the best of its knowledge ILDC is not in violation in any material respect of, and has not since inception violated in any material respect, any applicable law, rule, regulation, judgment, injunction, order or decree.

Section 3.13 Title to Properties: Encumbrances. Except as set forth on Schedule 3.13, ILDC does not own or lease any real property. ILDC has good, marketable and defensible title to all of its properties and assets, including any vehicles, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, that do not materially detract from the value of or interfere with the present use of the property affected thereby or that would not and are not reasonably likely to have a Material Adverse Effect, and all leases pursuant to which ILDC leases other real or personal property, including any vehicles, are in good standing, valid and effective in accordance with their respective terms, and there is not under any such lease any existing default or event of default (or to ILDC's knowledge any event which with notice or lapse of time, or both, would constitute a default).

Section 3.14 Equipment. The equipment of ILDC has no known material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such equipment is in need of known maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

Section 3.15 Taxes.

     (a) ILDC has timely filed (including any applicable extension periods) all tax reports, returns and forms required to be filed by applicable federal, state, local or foreign tax laws, and all such reports, returns and forms are correct and complete; copies of all tax returns for ILDC in respect of all years not barred by the statute of limitations have been delivered by ILDC to Old Night. None of ILDC's tax returns have been examined or audited by the Internal Revenue Service or any other state or local taxing authority.

     (b) Except as set forth in Schedule 3.15, ILDC has timely paid all federal, state, local and foreign income payroll, withholding, excise, sales, use, real and personal property, use and occupancy, business and occupancy, business and occupation, mercantile, real estate, capital stock and franchise or other tax due or claimed to be due from ILDC by the Internal Revenue Service or any Authority. No tax liens have been filed on any property or assets of ILDC and no claims are being asserted with respect to any taxes.

     (c) ILDC has complied with all applicable laws, rules and regulations relating to the payment and withholding of taxes and has withheld all amounts required by law to be withheld from the wages or salaries of its employees, and is not liable for any taxes or other charges for failure to comply with such laws, rules and regulations.

Section 3.16 Consents and Approvals. Except as set forth on Schedule 3.16, ILDC is not required to obtain, transfer or cause to be transferred any consent, approval, license, permit or authorization of, or make any declaration, filing or registration with, any third party or any governmental or regulatory authority in connection with (a) the execution and delivery of this Agreement,
(b) the execution and delivery of any agreement contemplated hereby, (c) the consummation of the transactions contemplated hereby or thereby or (d) the ownership and operation by Old Night of ILDC.

Section 3.17 Insurance. All policies of fire, medical, life, liability, product liability, workmen's compensation, health and other forms of insurance currently in effect with respect to ILDC's business are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation, termination or non-renewal has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which ILDC is a party, are valid, outstanding and enforceable policies; provide adequate insurance coverage for ILDC's business; and the coverage provided thereby, with respect to any act or event occurring on or prior to the Closing Date, will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement. No risks with respect to the ILDC's business are or have been designated by ILDC as being self-insured.

Section 3.18 Customers and Suppliers. No material adverse change has occurred in the business relationship of ILDC with any of its significant customers or suppliers and, to ILDC's knowledge, no facts exist and no events have occurred that could reasonably be expected to result in a material adverse change to any such relationship.

Section 3.19 Accounts Receivable. All accounts receivable of ILDC, whether reflected on the ILDC Balance Sheet or subsequently created through the Closing Date, represent sales actually made or services actually performed in the ordinary course of business and are current and either have been collected in full or to ILDC's knowledge will be collectable in full, without any setoff of counterclaim.

Section 3.20 Certain Interests. Except as set forth on Schedule 3.20, neither ILDC nor any officer, director or shareholder thereof, nor any of their respective affiliates, has:

     (a) any direct or indirect interest (other than the ownership of less than one percent of the outstanding securities of a publicly held company) in any corporation or business that competes with ILDC, or

     (b) any direct or indirect interest in any property or assets used by, or relating to ILDC or its business, except through the ownership of ILDC's capital stock.

Section 3.21  Intellectual Property.

     (a) ILDC owns, free and clear of all liens, mortgages, security interests, charges and encumbrances and has good and marketable title to, or holds adequate licenses or otherwise possess all rights necessary to use, all patents, trademarks, service marks, trade names, copyrights (including any applications for any of the foregoing), inventions, discoveries, processes, know-how, trade secrets, scientific, technical, engineering and marketing data, object and source codes, and techniques used or proposed to be used in, or necessary for, the conduct of ILDC's business as now conducted or proposed to be conducted (collectively, the "Intellectual Property"). The attached Schedule 3.21 contains a correct and complete list of all such Intellectual Property and any applications pending or that have been denied.

     (b) All applications for the registration of patents, trademarks and copyrights constituting a part of the Intellectual Property are valid and subsisting, and are duly recorded and being prosecuted in the name of ILDC.

     (c) ILDC to its knowledge has the sole and exclusive right to use all of the Intellectual Property in all jurisdictions in which ILDC conducts or proposes to be conducting its business, and the consummation of the transactions contemplated hereby will not alter or impair any such rights.

     (d) No claims have been asserted by any person challenging or questioning the ownership, validity, enforceability or use by ILDC of any of the Intellectual Property and, to the knowledge of ILDC, there is not valid basis for such claim, and to the knowledge of ILDC, the use or other exploitation of the Intellectual Property by ILDC does not infringe on or dilute the rights of any person; and to the knowledge of ILDC, no other person is infringing on the rights of ILDC with respect to any of the Intellectual Property.

     (e) ILDC has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets and other confidential information.

     (f) ILDC has delivered to Old Night all documents with respect to any invention, process, design, computer program or other know-how or trade secret included in the Intellectual Property, which documents are accurate in all material respects and reasonably sufficient in detail and content to identify and explain such invention, process, design, computer program or other know-how or trade secret and to facilitate its full and proper use without reliance on the special knowledge or memory of any person.

Section 3.22 Employee Benefit Plans. Schedule 3.22 sets forth a list of all Employee Benefit Plans, Benefit Arrangements and Options. Except as set forth on
Schedule 3.22, no employee of ILDC or any of its Subsidiaries will be entitled to any retirement, severance or similar benefit from ILDC or any of its Subsidiaries after the Closing or will become entitled to any such benefit from ILDC or any of its Subsidiaries after the Closing as a result of the transactions contemplated by this Agreement. No Employee Benefit Plan is subject to Title IV of ERISA and neither ILDC nor any of its Subsidiaries has incurred any liability under Title IV of ERISA (whether direct, indirect, actual or contingent).

Section 3.23 Labor Matters.

     (a) ILDC has and is currently complying in al material respects with all applicable laws relating to employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice or unlawful employment practice;

     (b) There is no unfair labor practice charge or complaint against ILDC pending or threatened before the National Labor Relations Board nor, to the knowledge of ILDC, is there any basis for any such charge or complaint;

     (c) There is no labor strike, slowdown or work stoppage pending or threatened against ILDC;

     (d) ILDC has not experienced any significant work stoppages or been a party to any proceedings before the National Labor Relations Board involving any significant issues or been a party to any arbitration proceedings arising out of or under collective bargaining agreements; and

     (e) There is no charge or complaint pending or threatened against ILDC before the Equal Employment Opportunity Commission or the Department of Labor or any state or local agency of similar jurisdiction. No employees of ILDC are represented by any labor union and there is no collective bargaining agreement in effect with respect to such employees. To the knowledge of ILDC, no labor union has engaged in any organizing activities with respect to ILDC's employees.

Section 3.24 Licences and Permits. ILDC has obtained, and is in compliance in all material respects with, all necessary and material Governmental Authorizations required by all federal, state, local and other governmental or regulatory authorities and all courts and other tribunals for the conduct of the business and operations of ILDC as now conducted (collectively, the "Permits"). To ILDC's knowledge: (i) there are no proceedings currently pending or threatened which will validly result in the revocation, cancellation or suspension, or any adverse modification, of any such Permits such that it will materially and adversely affect ILDC and its business and/or assets, (ii) there are no disciplinary actions under any such Permits against ILDC, pending or threatened and there are no prior proceedings or disciplinary actions which have resulted in materially adverse action against ILDC and (iii) no governmental or regulatory authority has refused to grant or denied any license or permit application filed by ILDC and such refusal or denial has become final and nonappealable. The attached Schedule 3.24 contains a correct and complete list of all such Permits and any Permit applications pending or that have been denied.

Section 3.25 Personnel.  Schedule 3.25 contains an accurate and complete list of
(a) the names, titles and current salaries of all officers of ILDC and (b) the wage rates of non-salaried and non-executive salaried employees of ILDC by classification. ILDC is not in default with respect to any obligation to any of its employees.

Section 3.26 Bank Accounts. Schedule 3.26 sets forth the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which ILDC has accounts or safe deposit boxes and the names of all persons authorized to draw thereon or to have access thereto.

Section 3.27 Environmental Matters.

     (a) ILDC, to the knowledge of ILDC, is not required to obtain any permits, licenses or other authorizations under federal, state of local laws, rules and regulations relating to pollution or protection of the environment (collectively, the "Environmental Laws").

     (b) ILDC has not received any notice alleging non-compliance with any Environmental Laws. There is no civil, criminal or administrative action, suit, demand, claim, investigation, proceeding, notice or demand letter pending or threatened against ILDC relating in any way to any Environmental Laws.

     (c) There are no past or present events or conditions relating to ILDC and caused by ILDC that may interfere with or prevent compliance with any Environmental Laws or that may give rise to any common law or other legal liability thereunder.

Section 3.28 Disclosure. No representation or warranty by ILDC contained in this Agreement, and no statement contained in any document, list, certificate or other writing furnished or to be furnished by or on behalf of ILDC to Old Night or any of its representatives in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. For purposes of this Agreement, disclosure on one or more schedules will be deemed disclosure on any other schedule which may require said disclosure.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                      OF THE STOCKHOLDERS AS TO THEMSELVES

Each Stockholder hereby represents and warrants to Old Night, as to such Stockholder and no other Stockholder, that:

Section 4.1 Capacity. Such Stockholder is either an individual, corporation or a trust.

Section 4.2 Title. Such Stockholder is the record and beneficial owner of, and has full right, title and interest in and to, ILDC Common Shares listed on the signature pages hereof adjacent to such Stockholder's name, free and clear of any Lien. Except for the voting trust agreement attached in Schedule 4.2, the ILDC Common Shares are not subject to any other contract, agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such ILDC Common Shares. At the Closing, such Stockholder will transfer and deliver to Old Night valid title to, and all of such Stockholder's right, title and interest in and to, such ILDC Common Shares free and clear of any Lien or any claim in respect of such shares, including under any applicable community property law.

Section 4.3 Valid Agreement. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder.

Section 4.4 Litigation. There is no action, suit or proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or such Stockholder's properties before any court, arbitrator or governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

Section 4.5 Trust Constitution and Power. If such Stockholder is a trust:

     (a) such Stockholder will prior to Closing, deliver to Old Night a true and
         complete  copy  of  such   Stockholder's   trust   agreement  or  other
         constitution document as currently in effect, and

      (b)the execution, delivery and performance by such Stockholder of this Agreement, and the consummation by such Stockholder of the transaction contemplated hereby are within such Stockholder's powers and have been duly authorized by all necessary action of such Stockholder's trustees or other relevant parties.

Section 4.6 Governmental Authorization; Consents.

     (a) The execution, delivery and performance by such Stockholder of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

     (b) No consent, approval, waiver or other action by any Person (other than any governmental body, agency, official or authority referred to in
         Section 4.6(a) above) under any contract, agreement, indenture, lease, instrument or other document to which such Stockholder is a party or by which such Stockholder is bound is required for the execution, delivery and performance of this Agreement by such Stockholder or the consummation by the Stockholder of the transactions contemplated hereby.

Section 4.7 Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement do not and will not:

     (a) if such Stockholder is a trust, contravene or conflict with the trust agreement or other constitution document, as applicable, of such Stockholder,

     (b) assuming compliance with the matters referred to in Section 4.6(a), contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding on or applicable to such Stockholder,

     (c) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Stockholder under any material agreement, contract or other instrument binding on such Stockholder or under any material license, franchise, permit or other similar authorization held by such Stockholder, or

     (d) result in the creation or imposition of any Lien on ILDC Common Shares held by such Stockholder.

Section 4.8 Acquisition for Investment; Informed Decision. Such Stockholder is acquiring the Old Night Common Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof. Such Stockholder has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its acquisition of the Old Night Common Shares in accordance with this Agreement, and of its decision to enter into and perform this Agreement. Such Stockholder has been given an opportunity to ask questions and receive answers from ILDC and Old Night concerning the business and financial condition of ILDC and Old Night, concerning the terms and conditions of this Agreement, and concerning such other matters that such Stockholder deemed relevant in connection with its decision to enter into this Agreement. In particular, such Stockholder acknowledges that such Stockholder's rights under this Agreement may not be assigned without Old Night's written consent.

                                    ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF OLD NIGHT

 Old Night represents and warrants to each Stockholder that:

Section 5.1 Corporate Existence and Power. Old Night is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. A copy of the Articles of Incorporation of Old Night has been delivered to ILDC and such copy is complete and correct in full force and effect on the date of this Agreement.

Section 5.2 Corporate Authorization. Except for the approval by the shareholders of Old Night of this Agreement and the Amendment, the execution, delivery and performance by Old Night of this Agreement are within the corporate powers of Old Night and have been duly authorized by the disinterested directors of the Board of Directors and by all other necessary corporate action on the part of Old Night. This Agreement constitutes a valid and binding agreement of Old Night.

Section 5.3 Governmental Authorization. The execution, delivery and performance by Old Night of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official other than the filing of the Information Statement being delivered to the stockholders of Old Night.

Section 5.4 Non-Contravention. The execution, delivery and performance by Old Night of this Agreement do not and will not:

     (a)          violate the charter or bylaws of Old Night, or

     (b) assuming compliance with the matters referred to in Section 5.3, violate any applicable law, rule, regulation, judgment, injunction, order or decree which, singly or in the aggregate:

          (i) is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of Old Night and its Subsidiaries, considered as one enterprise, or

          (ii) would adversely affect in any material respect the consummation of the transactions contemplated by this Agreement.

     (c) violate, conflict with, or constitute a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any liability or obligation pursuant to, or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the property or assets of Old Night under any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Old Night is a party or by which Old Night may be bound or affected or to which any of the property or assets of Old Night may be subject.

Section 5.5 Capitalization. The authorized capital stock of Old Night consists of 50,000,000 Old Night Common Shares (of which as of June 26, 2000, 5,460,400 shares were outstanding). Old Night has no other class of shares. The Old Night Common Shares to be issued pursuant to this Agreement are duly authorized and, when delivered by Old Night pursuant to this Agreement, will be validly issued and fully paid and non-assessable. The issuance of the Old Night Common Shares is not subject to preemptive or other similar rights. Old Night has no other capital stock authorized, issued or outstanding. Old Night has arranged two private placements. The first private placement consists of 1,200,000 units at a price of $5.00 per unit for an aggregate amount of US$ 6,000,000. The $6,000,000 shall be raised prior to the Closing and be available as cash to Old Night prior to Closing. Each "Unit" consists of one share in the common stock of Old Night and one share purchase warrant ("Warrant") with each Warrant entitling the holder to purchase one common share in Old Night for US$ 5.00 per share at any time on or before three years from the date of the acquisition of the Units by the purchasers. In the second private placement 400,000 shares will be sold at a purchase price of $5.00 per share. Except for the Old Night shares and warrants to be issued pursuant to the foregoing private placements, there are no outstanding subscriptions, stock options, warrants or other agreements or commitments obliging Old Night to issue additional shares of its capital stock or options, warrants or other securities convertible into or exchangeable for shares of its capital stock. A complete list of the stockholders of Old Night and the number of shares held is shown on Schedule 5.5.

Section 5.6 Reports and Financial Statements. Old Night has previously furnished to ILDC true and complete copies of:

     (a) Old Night's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (the "SEC") for the year ended December 31, 1999;

     (b) Old Night's Quarterly Report on Form 10-QSB filed with the SEC for the year ended March 31, 2000 and

     (b)  the Form 10SB  filed originally filed by Old Night with the SEC.

As  of  their  respective  dates,   such  reports  and  information   statements
(collectively, the " Old Night Sec Reports")

          (i) complied as to form in all material respects with the applicable requirements of the 1934 Act, and the rules and regulations thereunder and

          (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The audited consolidated financial statements included in the Old Night SEC Reports (including any related notes and schedules) fairly present the financial position of Old Night and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods or as of the dates then ended (subject, where appropriate, to normal year-end accrual adjustments), in each case in accordance with past practice and generally accepted accounting principles consistently applied during the periods involved (except as otherwise disclosed in the notes thereto).

Section 5.7 Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Old Night, threatened against or affecting, Old Night before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

Section 5.8 Validity of Stock. The shares of Old Night Common Stock to be issued in the share exchange pursuant to this Agreement will be duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable with no personal liability attaching to the ownership of these shares, and will not be subject to preemptive rights.

Section 5.9 No Undisclosed or Contingent Liabilities. Old Night has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) that are not fully reflected on the Old Night Balance Sheet, except for liabilities and obligations incurred in the ordinary course of business since the date thereof, and there is no basis for the assertion against Old Night of any liability or obligation of any nature whatsoever not fully reflected on the Old Night Balance Sheet.

Section 5.10 Absence of Certain Changes. Since the date of the Old Night Balance Sheet, Old Night has conducted its business only in the ordinary course and consistent with past practice.

Section 5.11 Litigation. Orders. There are no claims, actions, suits, proceedings, investigations or inquiries pending before any court, arbitrator or governmental or regulatory official or office, or threatened against or affecting Old Night or questioning the validity of this Agreement, the transactions contemplated hereby or any action taken or to be taken by Old Night pursuant to this Agreement or pursuant to any other agreement contemplated hereby, at law or in equity, before or by any federal, state, local or foreign governmental authority; nor is there any valid basis for any such claim, action, suit, proceeding, inquiry or investigation. Old Night is not subject to any judgement, order or decree entered in any lawsuit or proceeding that has had or may have a material adverse effect on Old Nights's ability to acquire any property for the use or benefit of Old Night or to conduct its business in any area.

Section 5.12 Title to Properties: Encumbrances. Old Night does not own or lease any real property.

Section 5.13 Equipment.  Old Night has no equipment.

Section 5.14 Compliance with Law. Old Night is currently in compliance in all material respects with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs and injunctions of all federal, state, local or foreign governmental authorities (collectively, "Laws"), including all Laws relating to the safe conduct of Old Night's business, environmental protection and conservation, antitrust, taxes, consumer protection, currency exchange, equal opportunity, health, sanitation, fire zoning building, occupational safety, pension, securities and trademark and copyright; and Old Night has not received notification in the last three years of any asserted present or past failure to so comply. Old Night is not required to obtain any permits, licenses or other authorizations under the Laws for Old Night to conduct its business.

Section 5.15  Taxes.

     (a) Old Night has or will have filed by closing (including any applicable extension periods) all tax reports, returns and forms required to be filed by applicable federal, state, local or foreign tax laws, and all such reports, returns and forms are correct and complete; copies of all tax returns for Old Night in respect of all years not barred by the statute of limitations have been delivered by Old Night to ILDC. None of Old Night's tax returns have been examined or audited by the Internal Revenue Service or any other state or local taxing authority.

     (b) Old Night has timely paid all federal, state, local and foreign income payroll, withholding, excise, sales, use, real and personal property, use and occupancy, business and occupancy, business and occupation, mercantile, real estate, capital stock and franchise or other tax due or claimed to be due from Old Night by the Internal Revenue Service or any authority. No tax liens have been filed on any property or assets of Old Night and no claims are being asserted with respect to any taxes.

     (c) Old Night has complied with all applicable laws, rules and regulations relating to the payment and withholding of taxes and has withheld all amounts required by law to be withheld from the wages or salaries of its employees, and is not liable for any taxes or other charges for failure to comply with such laws, rules and regulations.

Section 5.16 Consents and Approvals. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party, including a party to any agreement with Old Night, is required by or with respect to Old Night in connection with the execution and delivery of this Agreement and any related agreements to which Old Night is a party or the consummation of the transactions contemplated hereby and thereby, except for

     (a) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws, and which are disclosed in Schedule 5.16; and

     (b) the filing of the Articles of Amendment with the Secretary of State of the Nevada.

Section 5.17 Contracts, Commitments and Returns. Old Night is not a party to, nor is Old Night bound by any contracts, obligations or agreements of any kind except for this Agreement.

Section 5.18  Insurance.  Old Night has no insurance policies of any kind.

Section 5.19 Accounts Receivable. Old Night has no accounts receivable.

Section 5.20 Certain Interests. Neither Old Night nor any officer, director or shareholder thereof, nor any of their respective affiliates, has:

     (a) any direct or indirect interest (other than the ownership of less than one percent of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with Old Night, or

     (b) any direct or indirect interest in any property or assets used by, or relating to Old Night or its business, except through the ownership of Old Night's capital stock.

Section 5.21 Employee Benefit Plans. Old Night has no employees or employee benefit plans of any sort whatsoever.

Section 5.22 Labor Matters. Old Night has not had any employees for over 10 years or more and has no charges or complaint pending or threatened against Old Night concerning labor matters.

Section 5.23 Personnel. Xenios Xenopoulos is the sole director and officer of Old Night. Old Night has no employees or other personnel. Mr. Xenopoulos does not receive any form of remuneration in connection with his services to Old Night.

Section 5.24 Environmental.

     (a) Old Night is not required to obtain any permits, licenses or other authorizations under federal, state and local laws, rules and regulations relating to pollution or protection of the environment (collectively, the "Environmental Laws").

     (b) There is no past or present events or conditions relating to Old Night that may interfere with or prevent compliance with any Environmental Laws or that might give rise to any common law or other legal liability thereunder.

Section 5.25 Securities Laws.

     (a) Old Night has previously issued securities pursuant to available exemptions under the Securities Act of 1933 (the "Securities Act"), and is a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"). Shares of Old Night's common stock are currently traded on the Pink Sheets of the National Association of Securities Dealers ("Pink Sheets") pursuant to Rule 15c2-11 under the Exchange Act.

     (b) Old Night is a corporation subject to the reporting requirements of the Exchange Act. Old Night has filed all required reports, schedules, forms, statements, and other documents with the SEC (the "SEC Documents"), As of their respective dates, the SEC Documents complied with all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The financial statements included or incorporated by reference by the SEC Documents comply as to form in all material respects with applicable accounting requirements and published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except in the case of unaudited financial statements permitted by SEC Form 10QSB) applied on a consistent basis during the period involved (except as may be indicated in the notes thereto) and fairly present the financial position of Old Night and its subsidiaries as of the date thereof and their statements of operations, changes in shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (c) There is no known fact or circumstance that materially and adversely has affected or is affecting or, in the reasonable opinion of Old Night's executive officers, may reasonably be expected in the future to materially or adversely affect, Old Night's financial condition or results of operations.

Section 5.26 Disclosure. No representation or warranty by Old Night contained in this Agreement, and no statement contained in any document, list, certificate or other writing furnished or to be furnished by or on behalf of Old Night to ILDC or any of its representatives in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE VI
                     COVENANTS OF ILDC AND THE STOCKHOLDERS

Each of ILDC and each Stockholder agrees that:

Section 6.1 Conduct of ILDC. On or prior to the Closing, ILDC will:

     (a) During the period from the date of this Agreement to the Closing Date, except as expressly contemplated or permitted by this Agreement (including the Schedules), ILDC shall:

          (i)  conduct its business in the ordinary course,

          (ii) use its best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships and retain the services of its key officers and key employees and

          (iii)to take no action which would adversely affect or delay the ability of either ILDC or Old Night to obtain the necessary approvals of any third party required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby and thereby.

     (b) During the period from the date of this Agreement to the Closing Date, except as expressly contemplated or permitted by this Agreement, ILDC shall not, without the prior written approval of Old Night:

          (i) other than in the ordinary course of business, incur any indebtedness for borrowed money or any indebtedness that constitutes the deferred purchase price of any property or assets, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loan or advance;

          (ii) adjust, split, combine or reclassify any capital stock;

          (iii)make, declare or pay any dividend (whether in cash or property), or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock;

          (iv) sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or assets (including without limitation, cash) to any individual, corporation or other entity, or cancel, release or assign any indebtedness to any such person or any claim held by any such person, except in the ordinary course of business pursuant to contracts or agreements in force at the date of this Agreement;

          (v) except pursuant to contracts or agreements in force at the date of or permitted by this Agreement, make any investment in, either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets, any other individual, corporation or other entity;

          (vi) except for any transactions in the ordinary course of business, terminate or waive any material provisions of, any contract, or make any change in any instrument or agreement governing the terms of any of its securities, or material lease or contract, other than normal renewals of contracts and leases without material adverse changes of terms;

          (vii)increase in any manner the compensation or fringe benefits of any of its employees or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees or become party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee other than in the ordinary course of business, or accelerate the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation;

          (viii) solicit or encourage from any third party or enter into any negotiations, discussions or agreement in respect of, or authorize any individual, corporation or other entity to solicit or encourage from any third party or enter into any negotiations, discussions or agreement in respect of, or provide or cause to be provided any confidential information in connection with, any inquires or proposals relating to the conveyance, sale, lease, transfer or other disposition of all or a substantial portion of its business, property or assets, or the acquisition of its capital stock or securities convertible into capital stock, or the merger or consolidation, whether in one transaction or a series of transactions, of it with any corporation or other entity, other than as provided by this Agreement (and each party shall promptly notify the other of all the relevant details relating to all inquiries and proposals which it may receive relating to these matters);

          (ix) settle any material claim, action or proceeding involving money damages, except in the ordinary course of business;

          (x) make any material capital expenditures, make any material changes in its current method of conducting business, or liquidate, dissolve or suffer any liquidation or dissolution;

          (xi) make any material payment of principal of any debt, with a maturity of more than one year, for borrowed money or for the deferred purchase price of property or services except as at the stated maturity of the debt or as required by mandatory prepayment provisions relating thereto (subject to any subordination provisions applicable thereto);

          (xii)enter into any material agreements or become liable under any material agreement for the lease, hire or use of any real or personal property, or enter into any material sale/lease back arrangement with respect to any real or personal property which is now owned or hereafter acquired;

          (xiii) incur or make optional prepayment of, or purchase, redeem or otherwise acquire, or amend any provision pertaining to the subordination, or the terms of payment of, any subordinated debt;

          (xiv)create, incur, assume or suffer to exist any lien or encumbrance or any kind on any of its properties, assets, income or profits, whether borrowed or hereafter acquired;

          (xv) amend its articles of incorporation of its by-laws;

          (xvi)take any action that is intended or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Closing Date, or in any of the conditions to the Transaction not being satisfied or in violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

          (xvii) implement or adopt any change in its accounting principles, practices or methods, other than as may be required by general accepted accounting principles or regulatory guidelines; or

          (xviii) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this Section 6.1.

Section 6.2 ILDC Common Shares. The Stockholders will not sell, transfer or permit any Lien to exist with respect to their ILDC Common Shares.

Section 6.3 Access to Information. From the date hereof until the Closing, ILDC will give, and will cause its Subsidiaries to give, Old Night, the Board of Directors, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of ILDC and its Subsidiaries, will furnish to Old Night, the Board of Directors, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and will instruct ILDC's and its Subsidiaries' employees, counsel and financial advisors to cooperate with such Persons in their investigation of the business of ILDC and its Subsidiaries; PROVIDED that no investigation pursuant to this Section shall affect any representation or warranty given by ILDC or any Stockholder to Old Night hereunder.

                                   ARTICLE VII
                       ADDITIONAL COVENANTS OF THE PARTIES

The parties hereto agree that:

Section 7.1 Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

Section 7.2 Old Night Annual Stockholder Meeting; Information Statement. Old Night will include in the information statement for its 2000 Annual Meeting of Stockholders (the "Old Night Information Statement") four proposals:

     (a) To approve the amendment of the Articles of Incorporation to change the name of the Old Night from "Old Night, Inc." to "NxGen Networks, Inc.;"

     (b)  To adopt a stock option plan;

     (c) To approve this share exchange agreement between Old Night, ILDC, and certain stockholders of ILDC; and

     (d) To elect Messrs. Anthony Overman, Don Spears and Mark Sampson to the Old Night's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualified.

In addition, each proposal will require the approval by the affirmative vote of a majority of the votes cast by the holders of Old Night Common Shares . In connection with such meeting, Old Night will promptly prepare and file with the SEC, will use its commercially reasonable best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable the Old Night Information Statement and all other proxy materials for such meeting, will use its commercially reasonable best efforts to obtain the necessary approvals by its stockholders of the Amendment and this Agreement and will otherwise comply with all legal requirements applicable to such meeting.

Section 7.3 Certain Filings. Each party shall cooperate with one another:

     (a) in connection with the preparation of the Old Night Information Statement,

     (b) in determining whether any action by or in respect of, or filing with, any governmental body, agency or official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement, and

     (c) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Old Night Information Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

Section 7.4 Public Announcements. The parties will consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

Section 7.5 Notices of Certain Events. Each party shall promptly notify each other party of:

     (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

     (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

     (c) any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge threatened against, relating to or involving or otherwise affecting ILDC or any of its Subsidiaries or which relate to the consummation of the transactions contemplated by this Agreement.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

Section 8.1 Conditions to Obligations of Old Night and the Stockholders. The obligations of Old Night and the Stockholders to consummate the Closing are subject to the satisfaction or waiver of the conditions that:

     (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

     (b) The stockholders of Old Night shall have approved this Agreement in accordance with the requirements of Chapter 78 of the Nevada Revised Statutes and by the affirmative vote of a majority of the votes cast by the Old Night Common Shares.

     (c) No event shall have occurred that has resulted or could reasonably be expected to result in a material adverse change to the anticipated benefits of the transactions contemplated hereby to Old Night, ILDC or the Stockholders.

     (d) Stockholders owning not less than eighty percent (80%) of the issued and outstanding common stock of ILDC have executed this Agreement and all other documents required to be delivered by such Stockholders in connection with the exchange of the ILDC shares contemplated under this Agreement.

Section 8.2 Conditions to Obligation of Old Night. The obligation of Old Night to consummate the Closing is subject to the satisfaction or waiver of the following further conditions:

     (a)          General:

          (i) ILDC and the Stockholders shall have performed in all material respects all of their obligations hereunder required to be performed by them on or prior to the Closing Date,

          (ii) the representations and warranties of ILDC and the Stockholders contained herein shall be true and correct at and as of the Closing Date, as if made at and as of such date, except for such breaches as would not have a Material Adverse Effect, and

          (iii)Old Night shall have received a certificate signed by the President of ILDC and a representative of each Stockholder to the foregoing effect.

     (b) Unless the Stockholders have waived the condition set forth in Section 8.3(a), the Amendment shall have been approved in accordance with the requirements of Nevada law, the Old Night Charter and the affirmative vote of a majority of the votes cast by the holders of Old Night Common Shares, other than such Old Night Common Shares beneficially owned by the Stockholders and their respective Affiliates, and Old Night shall have filed Articles of Amendment with respect to the Amendment with the Secretary of State of the State of Nevada.

     (c) Old Night shall have received a legal opinion from legal counsel to ILDC, in the form and substance reasonably satisfactory to Old Night.

     (d) Each of the ILDC shareholders shall have executed a securities law representation letter in the form acceptable to Old Night.

     (e) Old Night shall have received all documents it may reasonably request relating to the existence of ILDC and each of its Subsidiaries, and the authority of ILDC and each Stockholder to enter into this Agreement, all in form and substance reasonably satisfactory to Old Night.

     (f) There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting or looking toward an order, judgement, decree or injunction that restrains or prohibits consummation of any of the transactions contemplated under this Agreement or could have a Material Adverse Effect.

     (g) All licenses, permits, consents, approvals and authorizations of all third parties and governmental bodies and agencies shall have been obtained that are necessary, in connection with:

          (i)     the execution and delivery of ILDC of this Agreement,
         (ii)     the consummation by ILDC of the transactions contemplated
                  hereby, or
         (iii)    the control and operation by Old Night of ILDC,  and copies of
                  all  such   licenses,   permits,   consents,   approvals   and
                  authorizations shall have been delivered to Old Night.



Stockholders to consummate the Closing is subject to the satisfaction or waiver of the following further conditions:

     (a)          General:

               (i) Old Night shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Old Night shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date andt and as of the Closing Date as if made at and as of such date and

               (iii)ILDC shall have  received a  certificate  signed by any Vice
                    Chairman, Executive Vice President or Senior Vice President of Old Night to the foregoing effect.

     (b) The appointment of Messrs. Anthony Overman, Don Spears and Mark Sampson as directors of Old Night and the change of Old Night's name to NxGen Networks, Inc. shall have been approved in accordance with the requirements of Nevada law, the Old Night Charter and by the affirmative vote of a majority of the votes cast by the holders of Old Night Common Shares, and Old Night shall have filed Articles of Amendment with respect to the name change with the Secretary of State of the State of Nevada.

     (c) On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated under this Agreement.

     (d) ILDC shall have received such opinions of counsel to Old Night, in the form and substance reasonably satisfactory to ILDC.

     (e) ILDC and the ILDC Stockholders shall have received such tax opinions from independent counsel hired by Old Night, in the form and substance reasonably satisfactory to ILDC.

     (f) ILDC shall have received all documents it may reasonably request relating to the existence of Old Night and the authority of Old Night to enter into this Agreement, all in form and substance reasonably satisfactory to ILDC.

     (g) Old Night  shall have cash and cash  equivalents  of not less than $1.5
         million  (net  of  previous   contributions  to  ILDC),  in  excess  of
         outstanding liabilities or obligations as of the Closing Date.

                                   ARTICLE IX
                                   TERMINATION

Section 9.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

     (a)  by mutual written agreement of the Stockholders and Old Night;

     (b) by either the Stockholders or Old Night if the Closing shall not have been consummated on or before August 31, 2000;

     (c) by either the Stockholders or Old Night if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

     (d) by either the Stockholders or Old Night if an event shall have occurred that has resulted or could reasonably be expected to result in a material adverse change to the anticipated benefits of the transactions contemplated hereby to Old Night, ILDC or the Stockholders;

     (e) by either the Stockholders or Old Night if there has been a material misrepresentation or breach of warranty on the part of Old Night (in the case of termination by the Stockholders) or a misrepresentation or breach of warranty by ILDC or the Stockholders which would have a Material Adverse Effect (in the case of termination by Old Night) in each case in the representations and warranties contained herein and such misrepresentation or breach is not capable of being cured through commercially reasonable best efforts prior to August 31, 2000, or any condition to such party's obligations hereunder becomes incapable of fulfillment through no fault of such party and is not waived by the other party;

The party desiring to terminate this Agreement shall give notice of such termination to the other parties.

Section 9.2 Effect of Termination. If this Agreement is terminated as permitted by Section 9.1, such termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties to this Agreement; PROVIDED that if such termination shall result from the willful failure of any party to fulfill a condition to the performance of the obligations of the other parties, willful failure to perform a covenant of this Agreement or willful breach by any party hereto of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach.

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1 Survival. All statements contained in any certificate or other instrument delivered by or on behalf of ILDC or Old Night pursuant to this Agreement or in connection with the transactions contemplated by this Agreement will be considered representations and warranties by ILDC and Old Night, as the case may be, with the same force and effect as if contained in this Agreement. All representations, warranties, covenants and agreements by ILDC or Old Night will survive the Closing Date for a period of one (1) year after the Closing Date notwithstanding any investigation at any time by or on behalf of any party to which such representation or warranty was given, and will not be considered waived by the consummation of the share exchange contemplated by this Agreement with knowledge of any breach of misrepresentation of the parties.

Section 10.2 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

                           If to Old Night, to:

                           Old Night, Inc.
                           c/o Aluminum Tower 5th Floor
                           2 Limassol Avenue
                           2003 Nicosia, Cyprus
                           Facsimile No.: 357-233-6382
                           Attention: Xenios Xenopoulos, President

                           With a copy to:

                           Venture Law Corporation
                           688 West Hastings Street, Suite 618
                           Vancouver, British Columbia V6B 1P1
                           Facsimile No.: 604-659-9178
                           Attention: Alixe B. Cormick

                           If to ILDC:

                           International Long Distance Corporation
                           Global Tech Center
                           Don Juan Road
                           P.O. Box 218
                           Hertford, North Carolina 27944
                           Facsimile No.: 252-426-3205
                           Attention: Anthony Overman, Chief Executive Officer

                           With a copy to:

                           Friday, Eldredge & Clark
                           400 West Capital Avenue, Suite 2000
                           Little Rock, Arkansas 72201
                           Facsimile No.: 501-244-5302
                           Attention: Price C. Gardner, Esq.

                           And:

                           Kaufman & Canoles, P.C.
                           One Commercial Place
                           Norfolk, VA 23510
                           P.O. Box 3037
                           Norfolk, VA 23514
                           Facsimile No.: 757-624-3169
                           Attention: David M. Delpierre, Esq

if to the Stockholders, to their respective addresses set forth on the signature pages of this Agreement.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 10.3 Amendments and Waivers.

     (a) Any provision of this Agreement may be amended or waived prior to the Closing Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 10.4 Expenses. Each party to this Agreement shall bear its own costs and expenses in connection with the transactions contemplated by this Agreement, including without limitation, attorney fees, accounting fees and fees of any investment bankers or other financial advisors.

Section 10.5 Successors and Assigns. The provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

Section 10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Nevada, without regard to the conflicts of law rules of such state.

Section 10.7 Jurisdiction. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Nevada in any suit or proceeding based on or arising under this Agreement and irrevocably agree that any and all claims arising out of this Agreement or related to the transactions contemplated by this Agreement shall be determined exclusively in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.

Section 10.8 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were on the same instrument. No provision of this Agreement is intended to confer on any Person other than the parties hereto any rights or remedies hereunder.



                                              [CONTINUED ON NEXT PAGE]

Section 10.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied on by party hereto.


IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed by its respective authorized officers or representatives as of the day and year first above written.


   OLD NIGHT, INC.


   By:
            -------------------------------------------------
            Xenios Xenopoulos
            President and Secretary




   INTERNATIONAL LONG DISTANCE CORPORATION


   By:
            ---------------------------------------------------
            Anthony Overman
            President and CEO


STOCKHOLDERS:


--------------------- ------------------- --------------------------------------------------------------------------

                      Old Night Shares
ILDC Shares to be     to be
Delivered             Received            Name and Address
--------------------- ------------------- --------------------------------------------------------------------------

26,693                26,693              Name: William Askew, Sr.
                                          Address: P.O. Box 244, Elizabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

25,000                25,000              Name: LaRonda Carr
                                          Address: 403 Forestside Circle, Amercus, GA 31709
--------------------- ------------------- --------------------------------------------------------------------------

25,000                25,000              Name: Kevin Cordell
                                          Address: 408 Bonn Court, Westminister NC 34457
--------------------- ------------------- --------------------------------------------------------------------------

92,800                92,800              Name: Billy Joe Dickens
                                          Address: 1851 W. Ehringhause St., #353, Elizabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

24,000                24,000              Name: John Gimenez
                                          Address: c/o Rock Church, 640 Kempsville Rd., Chesapeake, VA 23464
--------------------- ------------------- --------------------------------------------------------------------------

11,000                11,000              Name: Douglas A. Hamilton
                                          Address: 215 Stockbridge Drive. Selma, NC 27576
--------------------- ------------------- --------------------------------------------------------------------------

15,940                15,940              Name: George Harrell
                                          Address: 752 Mount Herman Church Rd., Elizabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

50,000                50,000              Name: Syed Asghar Hasan
                                          Address: 3100 River Exchange Dr., Apt. 616,  Norcross, GA 30092
--------------------- ------------------- --------------------------------------------------------------------------

50,000                50,000              Name: Syed Ashraf Hasnain
                                          Address: 4144 Gunnin Road, Norcross, GA 30092
--------------------- ------------------- --------------------------------------------------------------------------

50,000                50,000              Name: Lennie Hughes, 1514 Cresent Dr., Eilzabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

225,000               225,000             Name: Reginald & Sharon Ibison
                                          1212 Saddleridge Court, Kennesaw, GA 30144
--------------------- ------------------- --------------------------------------------------------------------------

60,501                60,501               Name: Carl Lewis, Jr.
                                           Address: Rt. 5 Box 122, Hertford, NC 27944
--------------------- ------------------- --------------------------------------------------------------------------

25,000                25,000
                                          Name: Gabriel & Ana Londono
                                          Address: 192 Rainbow Lane, Hiram, GA 30141
--------------------- ------------------- --------------------------------------------------------------------------

15,000                15,000              Name: Vincent Losiciale
                                          Address: 2536 Elson Green Avenue, Virginia Beach, VA 23454-6303
--------------------- ------------------- --------------------------------------------------------------------------

25,000                25,000              Name: Wyant McAvoy
                                          Address: 570 North Temperance Avenue, Clovis, CA  93611
--------------------- ------------------- --------------------------------------------------------------------------

11,000                11,000
                                          Name: Harold & Pamela McLeod
                                          Address: 9070 McNeil Road, Semmes, AL 36575
--------------------- ------------------- --------------------------------------------------------------------------

75,000                75,000              Name: Lino G. Morris
                                          Address: 445 Poinciana Island, Miami Beach, FL 33160
--------------------- ------------------- --------------------------------------------------------------------------

50,000                50,000              Name: Jack Nelson
                                          Address: 1563 Portland Avenue, St Paul MN 55104
--------------------- ------------------- --------------------------------------------------------------------------

95,000                95,000              Name: Deborah L. Overman
                                          Address: 1 B Ainsley Road, Hertford, NC 27944
--------------------- ------------------- --------------------------------------------------------------------------

241,215               241,215             Name: Emerson L. Overman
                                          Address: 997 John White Road, Elizabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

60,000                60,000              Name: Viola Overman
                                          Address: 6A Ainsley Road, Hertford, NC 27944
--------------------- ------------------- --------------------------------------------------------------------------

241,215               241,215             Name: Leonard W. Overman, Jr.
                                          Address: 330 Ryland Road, Tyner NC 27980
--------------------- ------------------- --------------------------------------------------------------------------

60,000                60,000              Name: Leonard W. Overman, Sr.
                                          Address: 6A Ainsley Road, Hertford, NC 27944
--------------------- ------------------- --------------------------------------------------------------------------

25,000                25,000              Name: Bruce Read
                                          Address: 1900 Bloor Street E., Suite 504, Mississauga, ON L4X 2S1
--------------------- ------------------- --------------------------------------------------------------------------

10,000                10,000              Name: Diane Rudy
                                          Address: 98 Yellowfield Boulevard, Elkton, MD 21921
--------------------- ------------------- --------------------------------------------------------------------------

33,500                33,500              Name: Lawrence W. Sawyer, Sr.
                                          Address: Rt. 2Box 67AA, Hertford, NC 27944
--------------------- ------------------- --------------------------------------------------------------------------

200,000               200,000             Name: Kulwani Shahi
                                          Address: 1 Arborwood Court, East Winsor, NJ 08520
--------------------- ------------------- --------------------------------------------------------------------------

250,000               250,000             Name: Donald M. Spears
                                          Address: P.O. Box 622, Malvern, AR 72104
--------------------- ------------------- --------------------------------------------------------------------------

200,000               200,000             Name: Gerry N. Spears
                                          Address:  P.O. Box 622, Malvern, AR 72104
--------------------- ------------------- --------------------------------------------------------------------------

15,667                15,667              Name: Charles Stallings
                                          Address: 1233 Four Folks Road, Elizabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

34,000                34,000
                                          Name: Larry & June Stallings
                                          Address: 1018 Ryland Road, Tyner, NC 27980
--------------------- ------------------- --------------------------------------------------------------------------

17,140                17,140
                                          Name: Don Steely
                                          Address: 11 Sandstone Court, Little Rock, AR 72227
--------------------- ------------------- --------------------------------------------------------------------------

10,000                10,000
                                          Name:  Barbara S. Stevens
                                          Address:  6 White Hat Road, Herford, NC  27944
--------------------- ------------------- --------------------------------------------------------------------------

25,000                25,000              Name: Hugo Vilegas
                                          Address: 192 Rainbow Lane, Hiram, GA 30141
--------------------- ------------------- --------------------------------------------------------------------------

50,000                50,000              Name: Kevin Wachter
                                          Address: 475 Buckhead Avenue, Duluth, GA 30097

--------------------- ------------------- --------------------------------------------------------------------------

26,200                26,200
                                          Name: Derek & Melissa Witcher
                                          Address: 106 Jason Drive, Elizabeth City, NC 27909
--------------------- ------------------- --------------------------------------------------------------------------

1,516,083             1,516,083           Anthony C. Overman Revocable Trust

                                          Name: ______________________________
                                          Address: 1B Ainsley Road, Hertford, NC 27944
--------------------- ------------------- --------------------------------------------------------------------------

72,100                72,100              Atlanta Communications Investors

                                          Name: ______________________________
                                          Address: 1 Buckhead Plaza, Suite 1585 306, Atlanta, GA 30305
--------------------- ------------------- --------------------------------------------------------------------------

180,000               180,000             Coastal Warehouse, LLC

                                          Name: ______________________________
                                          Address: 23301 US Hwy 64 West, Crestwell, NC 27978
--------------------- ------------------- --------------------------------------------------------------------------

80,000                80,000              Name: William Edmundson
                                          Address: 214 Mulberry Hill Lane, Edenton, NC 27932
--------------------- ------------------- --------------------------------------------------------------------------

55,000                55,000              Lantag Communications or its Nominees

                                          Name: ______________________________
                                          Address: P.O. Box 622, Malvern, AK 72104
--------------------- ------------------- --------------------------------------------------------------------------

100,000               100,000             Molly Bear Spears (Irrevocable Trust)

                                          Name: ______________________________
                                          Address:  P.O. Box 622, Malvern, AR 72104
--------------------- ------------------- --------------------------------------------------------------------------

75,000                75,000              Name: Dean Keil
                                          Address: 5019 80th Terrace South, Lake Worth, FL 33467


                                  SCHEDULE 3.1

                           ILDC FOREIGN QUALIFICATIONS


ILDC is registered as a foreign corporation in the state of Georgia.

                                  SCHEDULE 3.5

                             ILDC STOCKHOLDERS LIST

----------------------------------------------------- -------------
Name                                                  Shares
----------------------------------------------------- -------------

123 Trust Limited                                           75,000
----------------------------------------------------- -------------

Abbitt, Robert B.                                            2,000
----------------------------------------------------- -------------

Adams, Kimberley J.                                            200
----------------------------------------------------- -------------

Adams Sr. Mr. & Mrs. Randolph                                2,000
----------------------------------------------------- -------------

Albrecht, Craig T.                                           2,597
----------------------------------------------------- -------------

Albrecht, Phyllis                                            6,597
----------------------------------------------------- -------------

Albrecht, Jeanetta L.                                        4,000
----------------------------------------------------- -------------

Amato, Louis J.                                              2,000
----------------------------------------------------- -------------

Ambrose, Mitchell                                            1,000
----------------------------------------------------- -------------

Anderson, Lisa R.                                              200
----------------------------------------------------- -------------

Anthony C. Overman Revocable Trust                       1,516,083
----------------------------------------------------- -------------

Askew Jr., William                                             467
----------------------------------------------------- -------------

Askew, Joseph & Judy                                         2,000
----------------------------------------------------- -------------

Askew, Mary                                                    198
----------------------------------------------------- -------------

Askew, Kevin & Dawn                                            200
----------------------------------------------------- -------------

Askew Sr., William                                          26,693
----------------------------------------------------- -------------

Atkins, Bobby & Lawana                                       1,000
----------------------------------------------------- -------------

Atlanta Communications Investors                            72,100
----------------------------------------------------- -------------

Baccus Jr., Gilbert                                          1,400
----------------------------------------------------- -------------

Bailey, James & Marsha                                       1,000
----------------------------------------------------- -------------

Bandy, Jack                                                  1,362
---------------------------------------------------- -------------

Bass, Sandra                                                 1,000
----------------------------------------------------- -------------

Bateman, William B.                                            500
----------------------------------------------------- -------------

Berry, Samuel T. & Peggy F.                                  1,000
----------------------------------------------------- -------------

Billy Joe's Contracting Service                              8,000
----------------------------------------------------- -------------

Blanchard, Rube F.                                           6,000
----------------------------------------------------- -------------

Blood of Jesus Ministries                                    1,000
----------------------------------------------------- -------------

Boone, Willie                                                1,000
----------------------------------------------------- -------------

Bowman, Tommy & Sharon                                       2,500
----------------------------------------------------- -------------

Boyce, Robert A. & Paula S.                                  1,000
----------------------------------------------------- -------------

Braddy, Ricky D.                                               500
----------------------------------------------------- -------------

Bradham, Julian Terrell                                      2,300
----------------------------------------------------- -------------

Bright, C.F & Carolyn O.                                     1,000
----------------------------------------------------- -------------

Bright, Mark                                                 2,000
----------------------------------------------------- -------------

Brinkley, Mr. & Mrs. John                                    1,000
----------------------------------------------------- -------------

Brinson, Gregory                                             4,000
----------------------------------------------------- -------------

Brown, Shirley                                                  70
----------------------------------------------------- -------------

Bryant, Garry E.                                             1,400
----------------------------------------------------- -------------

Buchanan, Timothy L.                                         2,260
----------------------------------------------------- -------------

Buchanan, Cecil                                              3,140
----------------------------------------------------- -------------

Buzzell Family Ltd. Partnership                             25,000
----------------------------------------------------- -------------

Byrd, Sharon                                                   600
----------------------------------------------------- -------------

Byrum, Walter & Robin                                        1,500
----------------------------------------------------- -------------

Byrum, Leamon V.                                               500
----------------------------------------------------- -------------

Byrum, Harold & Betty                                        4,000
----------------------------------------------------- -------------

Byrum, Bobby L. & Jerry                                        500
----------------------------------------------------- -------------

Byrum Jr.,  John B. & Deborah                                1,000
----------------------------------------------------- -------------

Byrum, John B. & Nina                                        1,300
----------------------------------------------------- -------------

Byrum, Jerry & Joyce                                           200
----------------------------------------------------- -------------

Carawan, Lila L.                                               600
----------------------------------------------------- -------------

Carr, LaRonda O.                                            25,000
----------------------------------------------------- -------------

Cason, William H. & Nancy S.                                 1,000
----------------------------------------------------- -------------

Casper Investment                                            1,000
----------------------------------------------------- -------------

Cerebral Trading                                            10,000
----------------------------------------------------- -------------

Chappell, Earl & Terry                                         200
----------------------------------------------------- -------------

Chappell, William & Sharon                                   2,000
----------------------------------------------------- -------------

Chappell Jr., John William                                   2,000
----------------------------------------------------- -------------

Chappell , Roger B.                                            200
----------------------------------------------------- -------------

Chappell, William B.                                         1,000
----------------------------------------------------- -------------

Clark II, Glen Mason                                         1,000
----------------------------------------------------- -------------

Coastal Warehouse, LLC                                     190,000
----------------------------------------------------- -------------

Cobb II, Larry Thomas                                          300
----------------------------------------------------- -------------

Coggin, Brad A.                                                200
----------------------------------------------------- -------------

Cole, Ralph                                                  1,000
----------------------------------------------------- -------------

Colonna, Preston & Jacquelina                                  100
----------------------------------------------------- -------------

Copeland, Devolure                                              99
----------------------------------------------------- -------------

Copeland, Wallace                                               70
----------------------------------------------------- -------------

Copeland, Paul Durwood & Rhonda                                200
----------------------------------------------------- -------------

Copeland, Salinas                                              498
----------------------------------------------------- -------------

Cordell, Kevin R.                                           25,000
----------------------------------------------------- -------------

Corprew, Mr. & Mrs. Anthony Wayne                            1,000
----------------------------------------------------- -------------

Cowan, Michael                                                 200
----------------------------------------------------- -------------

Crone, Robert & Gail                                        23,392
----------------------------------------------------- -------------

Crouse, Jon S.                                               7,500
----------------------------------------------------- -------------

Crouse Jr., David                                            1,000
----------------------------------------------------- -------------

Culbertson, Dr. Wayne E.                                     3,000
----------------------------------------------------- -------------

Curtice, Margene                                            10,000
----------------------------------------------------- -------------

Dagenhart,  Robert L.                                        2,000
----------------------------------------------------- -------------

Daniels, Billie & Lana                                       1,000
----------------------------------------------------- -------------

Davis Jr., Dr. Alden                                         2,000
----------------------------------------------------- -------------

Davis, Gerald Wayne                                          2,000
----------------------------------------------------- -------------

Desert Sands Limited                                        10,000
----------------------------------------------------- -------------

Dickens, Billy Joe                                          92,800
----------------------------------------------------- -------------

Difebo, Philip                                               1,000
----------------------------------------------------- -------------

Drake, Amy                                                     297
----------------------------------------------------- -------------

Drake, Jeremy                                                  915
----------------------------------------------------- -------------

Dukes, Jerry & Sallie                                          500
----------------------------------------------------- -------------

Duncan Jr., James E.                                         1,000
----------------------------------------------------- -------------

Dunlow, Joseph N. & Amber P.                                 2,400
----------------------------------------------------- -------------

Dunlow, Robert M. & Julie M.                                   900
----------------------------------------------------- -------------

Dunlow, Bettie                                               1,000
----------------------------------------------------- -------------

Dunlow, Milton B. & Susan J.                                 1,000
----------------------------------------------------- -------------

E & S Holdings                                              37,898
----------------------------------------------------- -------------

Eagle, Steven                                                  263
----------------------------------------------------- -------------

Eastern VA Conference of the IPHC                           15,000
----------------------------------------------------- -------------

Edmundson, William F.                                       80,000
----------------------------------------------------- -------------

Eley, J. Sindey & Candice                                    2,000
----------------------------------------------------- -------------

Elizabeth City IPHC                                          1,000
----------------------------------------------------- -------------

Ellis, James                                                10,000
----------------------------------------------------- -------------

Evans, John T.                                               2,000
----------------------------------------------------- -------------

Faith Outreach                                               1,000
----------------------------------------------------- -------------

Farless,  Lonnie Wood & Pattie                               5,000
----------------------------------------------------- -------------

Feiger, Robert E.                                            1,788
----------------------------------------------------- -------------

Ferebee, Brad                                                  200
----------------------------------------------------- -------------

Ferebee, Audrey                                                800
----------------------------------------------------- -------------

Ferebee,  Maggelene                                             70
----------------------------------------------------- -------------

Flanagan, Franklin                                           2,000
----------------------------------------------------- -------------

Forehand, Carroll J.                                         6,000
----------------------------------------------------- -------------

Fowler, Raymond                                                140
----------------------------------------------------- -------------

Fox,  Ron                                                    6,000
----------------------------------------------------- -------------

Freeman, Paula S.                                              200
----------------------------------------------------- -------------

Garrett, Timothy James & Anita R.                              200
----------------------------------------------------- -------------

Gathings Jr. Allen Wayne                                     2,000
----------------------------------------------------- -------------

Gerber, Bob & Charlotte                                      7,551
----------------------------------------------------- -------------

Gibbs, Milford                                                 200
----------------------------------------------------- -------------

Gimenez, Anna                                                1,000
----------------------------------------------------- -------------

Gimenez, Anne                                                5,000
----------------------------------------------------- -------------

Gimenez, Anne                                               15,000
----------------------------------------------------- -------------

Gimenez, John                                               24,000
----------------------------------------------------- -------------

Godfrey, Richard T. & Elizabeth Ann                            600
----------------------------------------------------- -------------

Godwin, Katrina                                                198
----------------------------------------------------- -------------

Graves, Paul                                                 1,000
----------------------------------------------------- -------------

Grieco, Andre & Paula                                          132
----------------------------------------------------- -------------

Grieco, Darro                                               20,649
----------------------------------------------------- -------------

Hall, David W.                                               2,498
----------------------------------------------------- -------------

Halley, Joann C.                                               500
----------------------------------------------------- -------------

Hamilton, Mike & Lynette                                       400
----------------------------------------------------- -------------


Hamilton, A. Douglas                                        11,000
----------------------------------------------------- -------------

Hare, Jerry B. & Rhonda B.                                   5,000
----------------------------------------------------- -------------

Hare, Dawn                                                     600
----------------------------------------------------- -------------

Hare, Chrystal                                                 200
----------------------------------------------------- -------------

Hare, Carolyn                                                  200
----------------------------------------------------- -------------

Hare, Michael R. & Mary B.                                   1,000
----------------------------------------------------- -------------

Hare, Andy                                                   4,800
----------------------------------------------------- -------------

Harrell, George A.                                          15,940
----------------------------------------------------- -------------

Harrell, David B. & Karen P.                                 1,000
----------------------------------------------------- -------------

Harrell, George Kevin                                        1,000
----------------------------------------------------- -------------

Harris, Ryan                                                   400
----------------------------------------------------- -------------

Harrison, Regina F.                                            200
----------------------------------------------------- -------------

Hasan, Syed Asghar                                          50,000
----------------------------------------------------- -------------

Hasnain, Syed Ashraf                                        50,000
----------------------------------------------------- -------------

Hayes, David E.                                              1,000
----------------------------------------------------- -------------

Henshaw, Stacy A.                                              200
----------------------------------------------------- -------------

Herriott, Jane                                               1,001
----------------------------------------------------- -------------

Herriott, Dan                                                1,376
----------------------------------------------------- -------------

Hodges, Howard & Linda                                       1,000
----------------------------------------------------- -------------

Hoggard, Curtis R. & Renee A.                                1,000
----------------------------------------------------- -------------

Hoggard Jr., Joseph R.                                       2,000
----------------------------------------------------- -------------

Hoggard, Charney & Mary                                        300
----------------------------------------------------- -------------

Hoggard, Mark Daniel                                         2,000
----------------------------------------------------- -------------

Hoggard, Patrick K.                                            400
----------------------------------------------------- -------------

Holland, Troy W.                                               400
----------------------------------------------------- -------------

Holland, Anthony E. & Tamara D.                              1,000
----------------------------------------------------- -------------

Holland, Ronnie W.                                           1,000
----------------------------------------------------- -------------

Holland, Tony W.                                               800
----------------------------------------------------- -------------

Holland, Robert C. & Delsie H.                               1,000
----------------------------------------------------- -------------

Holloman, Vincent M.                                         1,000
----------------------------------------------------- -------------

Hooper Jr., Cleveland F. & Annette E.                        1,400
----------------------------------------------------- -------------

Hopkins, Thomas H.                                           3,000
----------------------------------------------------- -------------

Hughes Jr. Percy G. & Mary F.                                1,000
----------------------------------------------------- -------------

Hughes, Lennie L.                                           50,000
----------------------------------------------------- -------------

Hughes, Gary G. & Pamela B.                                  2,000
----------------------------------------------------- -------------

Ibison Reginald & Sharon                                   225,000
----------------------------------------------------- -------------

Integrated Global Resources                                  2,000
----------------------------------------------------- -------------

J.W. Harrell Construction Company                            8,000
----------------------------------------------------- -------------

Jarvis, Wilma W.                                             1,000
----------------------------------------------------- -------------

Jemmott Jr., David                                             200
----------------------------------------------------- -------------

Jennings, Joseph D.                                            500
----------------------------------------------------- -------------

Jennings, Lucy                                               1,000
----------------------------------------------------- -------------

Jenson, Rod                                                  1,001
----------------------------------------------------- -------------

Jernigan, Oressa                                               140
----------------------------------------------------- -------------

Johnson, Carroll & Ruthann                                     200
----------------------------------------------------- -------------

Johnson, John F.                                             1,000
----------------------------------------------------- -------------

Jolly Green Giant Trust                                      7,917
----------------------------------------------------- -------------

Jones, Lonnie W. & Karen D.                                  1,000
----------------------------------------------------- -------------

Josue Sr., Alfredo & Joan F.                                 1,000
----------------------------------------------------- -------------

Kearns, Thomas E.                                              200
----------------------------------------------------- -------------

Keil, Dean                                                  75,000
----------------------------------------------------- -------------

Kendall, David B.                                            2,000
----------------------------------------------------- -------------

Killgore, Gary T. & Brenda D.                                2,500
----------------------------------------------------- -------------

Klender, James                                               5,000
----------------------------------------------------- -------------

Klender, Crystal O.                                          5,000
----------------------------------------------------- -------------

Knox, Jeff L.                                                  300
----------------------------------------------------- -------------

Lacasse, David & Melanie                                     1,200
----------------------------------------------------- -------------

Lachapelle III, Robert & Karen                                 600
----------------------------------------------------- -------------

Lamb, Dorothy                                                  597
----------------------------------------------------- -------------

Lane, Duwood P.                                              1,000
----------------------------------------------------- -------------

Langley, Tony A. & Glenn C.                                  4,000
----------------------------------------------------- -------------

Langley, Bernice J., Tony A., & Glenn C.                       200
----------------------------------------------------- -------------

Lanich, LeAnne M.                                              200
----------------------------------------------------- -------------

Lantag Communications or its Nominees                       55,000
-----------------------------------------------------  ------------

Lee, Hai Soon                                                2,002
----------------------------------------------------- -------------

Leggett Sr. William                                            200
----------------------------------------------------- -------------

Leggett Jr. William & Lonnie R. Shearin                        200
----------------------------------------------------- -------------

Lewis, Jim & Wendy                                             200
----------------------------------------------------- -------------

Lewis, Tony                                                     99
----------------------------------------------------- -------------

Lewis Jr., Carl W.                                          60,501
----------------------------------------------------- -------------

Light, Rick & Georianna                                      1,001
----------------------------------------------------- -------------

Lilly, Brian K. & Donna B.                                   1,000
----------------------------------------------------- -------------

Lilly, William Douglas                                       1,000
----------------------------------------------------- -------------

Lister Sr., Isaac L.                                         1,000
----------------------------------------------------- -------------

Londono, Gabriel J. & Ana L.                                25,000
----------------------------------------------------- -------------

Losiciale, Vincent                                          15,000
----------------------------------------------------- -------------

Louie, Don                                                     189
----------------------------------------------------- -------------

Marcuccio, Catherine                                         2,000
----------------------------------------------------- -------------

Mariano, Tanya C.                                              500
----------------------------------------------------- -------------

Martin, Alfred G. & Valerie A.                               1,000
----------------------------------------------------- -------------

Mayo, William A. & Sylvia J.                                 1,000
----------------------------------------------------- -------------

McAvoy, Wyant                                               25,000
----------------------------------------------------- -------------

McCoy, Elnora                                                  140
----------------------------------------------------- -------------

McLean, Ronald L.                                            1,000
----------------------------------------------------- -------------

McLean, Roger A.                                             1,000
----------------------------------------------------- -------------

McLean, Dexter                                               1,000
----------------------------------------------------- -------------

McLeod, Harold & Pamela                                     11,000
----------------------------------------------------- -------------

McPherson, Deborah & Valerie                                   199
----------------------------------------------------- -------------

McPherson, Valerie                                              99
----------------------------------------------------- -------------

McPherson, Cornell                                              99
----------------------------------------------------- -------------

Medway, Georgia Z.                                           1,000
----------------------------------------------------- -------------

Miller, Matthew                                              2,000
----------------------------------------------------- -------------

Miller, Ruth W.                                              8,686
----------------------------------------------------- -------------

Mills, Lisa T.                                                 200
----------------------------------------------------- -------------

Mizelle, Jim L. & Peggy D.                                     400
----------------------------------------------------- -------------

Mizelle, Jimmy Dean                                            500
----------------------------------------------------- -------------

Mizelle, Dean                                                  500
----------------------------------------------------- -------------

Molly Bea Spears (Irrevoable  Trust)                       100,000
----------------------------------------------------- -------------

Monsees, Charles L.                                          1,000
----------------------------------------------------- -------------

Monsen, Caroline                                               800
----------------------------------------------------- -------------

Moore, Gary C.                                               5,000
----------------------------------------------------- -------------

Moore, Michael S. & Sherri M.                                  500
----------------------------------------------------- -------------

Morris, Lino G.                                             75,000
----------------------------------------------------- -------------

Morris, Mary                                                    99
----------------------------------------------------- -------------

Mulder,  Marlin                                              5,000
----------------------------------------------------- -------------

Mulder, Mildred A.                                           1,600
----------------------------------------------------- -------------

N-9 of Rawlins                                               1,001
----------------------------------------------------- -------------

Nelson, Jack                                                50,000
----------------------------------------------------- -------------

Newsome, Mattie                                                 99
----------------------------------------------------- -------------

Nichols, Johnny & Pamela                                       200
----------------------------------------------------- -------------

Nichols, William C.                                            200
----------------------------------------------------- -------------

Nicholson, R.P.                                              1,000
----------------------------------------------------- -------------

Nolz, Paul B.                                                  200
----------------------------------------------------- -------------

O'Dea, Charles L.                                            1,000
----------------------------------------------------- -------------

O'Kelly, Christine                                           1,001
----------------------------------------------------- -------------

O'Neil, William E.                                           1,000
----------------------------------------------------- -------------

Oliver, Myrtle & Orressa Jernigan                              100
----------------------------------------------------- -------------

Oliver, Faye                                                   198
----------------------------------------------------- -------------

Olmstead, Iris Hare                                          1,000
----------------------------------------------------- -------------

Overman, David                                               1,265
----------------------------------------------------- -------------

Overman, Emerson L.                                        241,215
----------------------------------------------------- -------------

Overman Sr. W. Leonard                                      60,000
----------------------------------------------------- -------------

Overman Jr., C. Anthony                                      1,266
----------------------------------------------------- -------------

Overman, Brenda R.                                           5,000
----------------------------------------------------- -------------

Overman Jr., W. Leonard                                    241,215
----------------------------------------------------- -------------

Overman, Viola P.                                           60,000
----------------------------------------------------- -------------

Overman, Deborah L.                                         95,000
----------------------------------------------------- -------------

Overman, Leon B.                                             4,000
----------------------------------------------------- -------------

Overton Jr., Robert W. & Sue G.                             11,064
----------------------------------------------------- -------------


Ozanne, Jeff J. & Darla J.                                   1,000
----------------------------------------------------- -------------

Ozanne, Maurice W.                                           1,000
----------------------------------------------------- -------------

Padgett, Dennis                                              6,000
----------------------------------------------------- -------------

Panorama Financial                                          11,522
----------------------------------------------------- -------------

Perry, Curtis R. & Joyce L.                                    300
----------------------------------------------------- -------------

Perry , Logan R.                                               200
----------------------------------------------------- -------------

Perry, Daryl L.                                                600
----------------------------------------------------- -------------

Perry, Luther                                                  120
----------------------------------------------------- -------------

Perry, Robley                                               11,000
----------------------------------------------------- -------------

Perry, Donna J.                                                200
----------------------------------------------------- -------------

Perry, Joe W.                                                  500
----------------------------------------------------- -------------

Perry, William Bryant                                        2,000
----------------------------------------------------- -------------

Phelps, Steven Craig                                         1,200
----------------------------------------------------- -------------

Phelps Jr., William T. & Patricia W.                         5,000
----------------------------------------------------- -------------

Phillips Sr., Randy L.                                         200
----------------------------------------------------- -------------

Pierce, Carol                                                  500
----------------------------------------------------- -------------

Pillow, Henry D. & Sarah L.                                  1,000
----------------------------------------------------- -------------

Pitcher, John                                                1,001
----------------------------------------------------- -------------

Porter, Bonnie                                                  99
----------------------------------------------------- -------------

Poyner, Michael L.                                             100
----------------------------------------------------- -------------

Pranger, William E. & Joanna                                   500
----------------------------------------------------- -------------

Pritchard Sr., William P.                                      200
----------------------------------------------------- -------------

R & R Enterprises Properties, LLC                            5,000
----------------------------------------------------- -------------

Ransim, Henry                                                5,000
----------------------------------------------------- -------------

Rawls Jr., Linwood L.                                          500
----------------------------------------------------- -------------

Rawls, Linwood L. & Louise W.                                1,000
----------------------------------------------------- -------------

Read, Bruce                                                 25,000
----------------------------------------------------- -------------

Redmond, Errick                                              1,000
----------------------------------------------------- -------------

Reuben,  Dr. Allen                                           6,000
----------------------------------------------------- -------------

Revis, Tim W.                                               10,000
----------------------------------------------------- -------------

Rex Nichols Family Partnership, Ltd.                        50,000
----------------------------------------------------- -------------

Riddick, James R.                                            8,000
----------------------------------------------------- -------------

Riggs, James S. & Beth H.                                    2,000
----------------------------------------------------- -------------

Rittenhouse, Rodney W. & Dianne M.                           1,000
----------------------------------------------------- -------------

Roberson, Al                                                 5,000
----------------------------------------------------- -------------

Roffo, Diane                                                 1,000
----------------------------------------------------- -------------

Ross, Scott R. & Deborah                                       500
----------------------------------------------------- -------------

Rudy, Diane                                                 10,000
----------------------------------------------------- -------------

Samame, Julio                                               10,000
----------------------------------------------------- -------------

Sawyer, Mark                                                   398
----------------------------------------------------- -------------

Sawyer, Sr. Lawrence W.                                     33,500
----------------------------------------------------- -------------

Seawall, David                                               1,001
----------------------------------------------------- -------------

Self III, Mr. & Mrs. IR                                        400
----------------------------------------------------- -------------

Shahi, Kulwant                                             200,000
----------------------------------------------------- -------------

Shamis, Carolyn                                              4,000
----------------------------------------------------- -------------

Shaw, William H. & Reta L.                                   1,000
----------------------------------------------------- -------------

Shouse, Cherry                                               2,000
----------------------------------------------------- -------------

SHR Trust Limited                                           50,000
----------------------------------------------------- -------------

Simpson, Charles W. & Olga                                   1,000
----------------------------------------------------- -------------

Singh, Gail                                                  4,000
----------------------------------------------------- -------------

Singh, Sarah                                                   800
----------------------------------------------------- -------------

Smith , Patience D.                                            400
----------------------------------------------------- -------------

Smith, Angie K.                                                400
----------------------------------------------------- -------------

Smith, Rodney B.                                             1,000
----------------------------------------------------- -------------

Smith, Douglas B. & Aleta M.                                 1,000
----------------------------------------------------- -------------

Smith, Frank M. & Angie K.                                   3,000
----------------------------------------------------- -------------

Smith, Barbara C.                                            1,000
----------------------------------------------------- -------------

Smith, Kermit & Eva                                          1,000
----------------------------------------------------- -------------

Spear, Deborah K.                                            6,000
----------------------------------------------------- -------------

Spears, Gerry N.                                           200,000
----------------------------------------------------- -------------

Spears, Donald M.                                          250,000
----------------------------------------------------- -------------

Spence, Sharon                                                 198
----------------------------------------------------- -------------

Spence, Mrs. Shelton                                           100
----------------------------------------------------- -------------

Stallings,  Kuwarn                                              70
----------------------------------------------------- -------------

Stallings, Jimmy E.                                          2,000
----------------------------------------------------- -------------

Stallings, Edna P. & Jimmy E.                                  400
----------------------------------------------------- -------------

Stallings, Darryl E. Wanda C.                                4,800
----------------------------------------------------- -------------

Stallings, Larry & June                                     34,000
----------------------------------------------------- -------------

Stallings, Alton Ray & Anna R.                                 200
----------------------------------------------------- -------------

Stallings, Charles                                          15,667
----------------------------------------------------- -------------

Starks, Grady & Judith                                       2,000
----------------------------------------------------- -------------

Steely, Don                                                 17,140
----------------------------------------------------- -------------

Stepney, Mary                                                   70
----------------------------------------------------- -------------

Stevens, Barbara S.                                         10,000
----------------------------------------------------- -------------

Summerford, Allen P.                                        31,250
----------------------------------------------------- -------------

Suter, Terry D.                                                300
----------------------------------------------------- -------------

Swain, Hal & Janet                                             400
----------------------------------------------------- -------------

Swain, Susan M.                                              2,000
----------------------------------------------------- -------------

Swanson, Martin                                              1,000
----------------------------------------------------- -------------

Taylor, George & Annie                                       2,430
----------------------------------------------------- -------------

Taylor, Joel V.                                              2,000
----------------------------------------------------- -------------

Terry, Ken & Rhonda                                          2,000
----------------------------------------------------- -------------

Terry, Kelvin                                                  600
----------------------------------------------------- -------------

Terry, Keith A. & Cynthia B.                                   200
----------------------------------------------------- -------------

Totty, Gregory L. & Janet L.                                   540
----------------------------------------------------- -------------

Tribus, Paul A.                                              1,000
----------------------------------------------------- -------------

Trotman, Walter L.                                             697
----------------------------------------------------- -------------

Trotman, Diane                                                 398
----------------------------------------------------- -------------

Trueblood, Ricky W. & Reggie W.                              1,000
----------------------------------------------------- -------------

Trueblood, Carolyn D.                                        1,000
----------------------------------------------------- -------------

Tynch, Ricky V.                                              1,000
----------------------------------------------------- -------------

Tynch, Aubrey D.                                             2,000
----------------------------------------------------- -------------

Vaughan, Willie & Annie                                      2,500
----------------------------------------------------- -------------

Vaughan, Linda J.                                            3,500
----------------------------------------------------- -------------

Villegas, Hugo                                              25,000
----------------------------------------------------- -------------

Wachter, Kevin                                              50,000
----------------------------------------------------- -------------

Walls, Michael                                               1,000
----------------------------------------------------- -------------

Walls, Larry E.                                              1,000
----------------------------------------------------- -------------

Walls, Gregory S.                                            1,000
----------------------------------------------------- -------------

Ward, Harry R. & Teresa B.                                     600
----------------------------------------------------- -------------

Ward, H. Ivey & Jackie                                         200
----------------------------------------------------- -------------

Ward, Randolph & Yvonne                                        400
----------------------------------------------------- -------------

Ward, Dennis M.                                                400
----------------------------------------------------- -------------

Ware, Carlton N. & Crystal S.                                2,000
----------------------------------------------------- -------------

Warren, Edward C.                                            1,000
----------------------------------------------------- -------------

Watson, Linda                                                1,000
----------------------------------------------------- -------------

WBC Family Estate Trust                                      5,001
----------------------------------------------------- -------------

Wendal Williams Trust                                       17,201
----------------------------------------------------- ------------

Whidbee, Andre                                                 764
----------------------------------------------------- -------------

White Jr., Oscar                                             1,000
----------------------------------------------------- -------------

White, William & Melody                                      1,060
----------------------------------------------------- -------------

White, Henry F.                                              1,500
----------------------------------------------------- -------------

White, Wallace                                              20,000
----------------------------------------------------- -------------

White, Namanuel                                                140
----------------------------------------------------- -------------

White, Oscar E.                                              2,000
----------------------------------------------------- -------------

Whitehurst, Beth                                            10,000
----------------------------------------------------- -------------

Wiggins, Gerald G.                                           1,000
----------------------------------------------------- -------------

Wiggins, Patricia P.                                         1,000
----------------------------------------------------- -------------

Williams Trust, Wendal                                      17,200
----------------------------------------------------- -------------

Williams, Derrick                                              198
----------------------------------------------------- -------------

Williams, Brenda Diane                                       2,000
----------------------------------------------------- -------------

Winslow, Alden & Elaine                                      4,000
----------------------------------------------------- -------------

Winslow, Willis B. & Evelyn L.                                 500
----------------------------------------------------- -------------

Winslow, Harry & Brenda W.                                   2,000
----------------------------------------------------- -------------

Winslow, James H.                                            1,000
----------------------------------------------------- -------------

Witcher, Derek D. & Melissa S.                              26,200
----------------------------------------------------- -------------

Woods, Gary G.                                                 250
----------------------------------------------------- -------------

Woods, Ronald R. & Betty E.                                    250
----------------------------------------------------- -------------

Worrie, Norma                                                1,000
----------------------------------------------------- -------------

Yoder, Alva & Susan                                          3,400
----------------------------------------------------- -------------

Young, Greg R.                                               2,000
----------------------------------------------------- -------------

Zimmerman, Judith D.                                         2,600
----------------------------------------------------- -------------

Zimmerman Sr., Peter R.                                      2,000
----------------------------------------------------- -------------

Total Investment                                         5,500,000
----------------------------------------------------- -------------

                                  SCHEDULE 3.6

                                ILDC SUBSIDIARIES

1. By Memorandum of Understanding dated November 30, 1999, StarTouch International, Ltd. ("StarTouch") and ILDC contemplated the formation of a joint venture corporation to be known as Custom Telecom Solutions, Ltd. ("CTS"). ILDC has issued a Note in the amount of $2,067,407.87 to StarTouch International, Ltd. in consideration of a like amount of funds having been advanced to ILDC. The incorporation and organizational documents of CTS, if prepared, were prepared by Startouch and its counsel and ILDC has neither seen nor has in its possession, any of such documents. Correspondence between StarTouch and ILDC, including a letter dated March 2, 2000 from Ara F. Kalpak of StarTouch to Anthony Overman, suggest that CTS was to be dissolved on execution of the Promissory Note.

2. ILDC owns 150,000 shares of common stock of Airtime Technologies, Inc., one hundred twenty thousand (120,000) of which shares were issued on April 3, 2000 and thirty thousand (30,000) of which were issued on April 10, 2000.

                                  SCHEDULE 3.7

                            ILDC FINANCIAL STATEMENTS

ILDC has delivered December 31, 1999 unaudited financial statements to Old Night. ILDC has not delivered January 31, 2000 audited or unaudited financial statements. The financial statements delivered by ILDC are subject to change.

Old Night has advanced in total $2,149,000 to ILDC by way of seven separate loan transactions on May 2, 3, 9 and 10, 2000 and June 15, 19 and 27, 2000. These funds are evidenced by promissory notes secured by the assets of ILDC.

In February, 2000, BDR, Inc. loaned ILDC $1,500,000. This loan is evidenced by a promissory note. The promissory note is due September 30, 2000 and is non-interest bearing. On closing the share exchange, the amount due under the note will be converted into a capital contribution to ILDC (the "Conversion") and the note will be extinguished and be of no further force or effect. On the Conversion, BDR, Inc. will be granted an option to purchase 150,000 shares of common stock of ILDC at an exercise price of $5.00 per share. The option will be exerciseable immediately following the Conversion but must be exercised within five (5) years of the date of Conversion.

See discussion on Schedule 3.6 regarding Star Touch International, Ltd.

                                  SCHEDULE 3.8

                           DISCLOSURE OF TRANSACTIONS
                     NOT IN THE ORDINARY COURSE OF BUSINESS


1. ILDC currently has purchase commitments for purchases of switching equipment as follows:

     a. Purchase order dated March 6 issued to Nuera Communications, Inc. for switching equipment with a purchase price of $555,975.

     b. Purchase order dated December 3, 1999 issued to Salix Technologies, Inc. for switching equipment with an aggregate purchase price of $5,514,684.

     c. Purchase order dated February 22, 2000 issued to Salix Technologies, Inc. for switching equipment with an aggregate purchase price of $4,220,580.

     d.   Purchase order dated February 22, issued to Salix  Technologies,  Inc.
          for  switching   equipment   with  an  aggregate   purchase  price  of
          $2,757,342.

     e. Purchase order issued to Spring Tide Networks dated May 25, 2000 for switching equipment with an aggregate purchase price of $245,700.

     f. Purchase Order issued to Lucent Technologies for two switches with an aggregate purchase price of $860,182.20. This purchase order was amended as a result of an upgrade in the ordered equipment; the purchase price has been increased to $921,036.96.

2. See Agreements referenced on Schedules 3.13 Title to Properties and 3.10 Contractual Commitments.

3. ILDC does not currently have any material written contracts with customers. However, ILDC is in active discussions with four customers with whom ILDC anticipates executing contracts within the next several weeks. Those contracts are anticipated to involve call volume of approximately 60,000,000 minutes a month.

                                  SCHEDULE 3.9

                      UNDISCLOSED OR CONTINGENT LIABILITIES


See Schedule 3.11 regarding litigation.

See Agreements referenced on Schedules 3.13 Title to Property and 3.10 Contractual Commitments to the extent entered into after the date of the ILDC Balance Sheet.

ILDC has received correspondence dated May 16, 2000 from the law firm of Brown, Flebotte, Wilson & Horn, P.L.L.C. ("Brown") of Durham, North Carolina who represent Charles and Olga Simpson (the "Simpsons") who previously entered into a Joint Venture Agreement with ILDC dated November 8, 1998 (the "JV Agreement"). The Simpsons have declined ILDC's request to convert their rights and benefits under the JV Agreement into Shares of common stock of ILDC and they have retained Brown to protect their rights and to "take further legal action if necessary."

See Schedules 3.6 Subsidiaries and 3.11 Litigation (with reference to StarTouch International, Ltd.).

                                  SCHEDULE 3.10

                             CONTRACTUAL COMMITMENTS

1. See the Atlanta Lease, the Hertford Lease and the Atlanta Apartment Lease referenced on Schedule 3.13 Title to Properties.

2. Various third parties have entered into equipment lease arrangements as lessees for the benefit of ILDC. Pursuant to subscription agreements dated April 18, 2000, such parties have received shares of common stock in ILDC in consideration for entering into such leasing arrangements. ILDC has, and Old Night will (as the surviving corporation after the Transaction), make all payments under such leasing arrangements to the third party lessors. Those leasing arrangements are as follows:

          a. Carl W. Lewis, doing business as Central Insurance Agency, entered into an Equipment Lease dated July 17, 1998 for the benefit of ILDC with American Business Credit, as Lessor, requiring monthly lease payments of $1,792.74, plus applicable tax. The lease has a term of 60 months. Section 24 of the lease states that the Lessee cannot assign the lease or "permit any item of equipment . . . to be used by anyone other than Lessee or Lessee's employees." The lease does not specifically address share exchange transactions. This equipment lease has been assigned to and assumed by ILDC.

          b. Carl W. Lewis, doing business as Central Insurance Agency, entered into an Equipment Lease dated July 13, 1998 for the benefit of ILDC with Leasco, requiring monthly lease payments of $1,783.60. The lease has a term of 60 months. Assignability of the lease cannot be determined. This Equipment Lease has been assigned to and assumed by ILDC.

          c. Carl W. Lewis, doing business as Central Insurance Agency, entered into an Equipment Lease dated June 4, 1998 for the benefit of ILDC with Prepaid Cellular Services, as Lessor, requiring monthly lease payments of $1,929.43 (including taxes). The lease has a term of 60 months. Assignability of the lease cannot be determined. This Equipment Lease has been assigned to and assumed by ILDC.

          d. Carpet and Appliance Plaza, Inc., as Lessee, entered into a Master Equipment Lease Agreement dated October 27, 1998 for the benefit of ILDC with Leasco, as Lessor. Such lease was also guaranteed by William F. Edmunson on October 27, 1998. Pages 2 and 3 of the Master Equipment Lease Agreement are not among ILDC's records. Assignability of the lease cannot be determined. The monthly lease rate is $1,857.12. The lease term is 60 months. This equipment lease has been assigned to and assumed by ILDC.

          e. Coastal Warehouse, LLC, as Lessee, entered into an Equipment Lease Agreement dated March 4, 1999 for the benefit of ILDC with Leasing Unlimited Portfolio, Inc., as Lessor. The lease was also personally guaranteed by Fred D. Suter and Carolyn Suter. Section 17 of the lease states "you agree you may not assign (transfer) any of your interests under the lease to any other person or sublease any of the equipment." The lease does not specifically address share exchange transactions. The lease requires monthly payments of $2,300.00 over a 36 month term. This equipment lease has been assigned to and assumed by ILDC.

          f. Coastal Warehouse, LLC, as Lessee, entered into an Equipment Lease Agreement dated March 4, 1999 for the benefit of ILDC with Leasing Unlimited Portfolio, Inc., as Lessor. The lease was also personally guaranteed by Fred D. Suter and Caroline Suter.
               Section 17 of the lease states "you agree you may not assign (transfer) any of your interests under the lease to any other person or sublease any of the equipment. The lease does not specifically address share exchange transactions. The lease requires monthly payments of $2,300.00 over a 36 month term. This equipment lease has been assigned to and assumed by ILDC.

3. ILDC entered into a "Basic Intranet Services Agreement, Terms and Conditions" dated April 19, 2000 with Savvis Communications
         Corporation, pursuant to which Savvis provides Permanent Virtual Circuits (PVCs) to ILDC for London, Frankfurt, Miami, Los Angeles, New York and Atlanta. Section 14 of the Agreement states

                                  SCHEDULE 3.10

                             CONTRACTUAL COMMITMENTS

                                   (Continued)

         that "this Agreement shall not be assignable by you except with the written consent of Savvis, which consent shall not be unreasonably withheld. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns." The Agreement does not specifically address share exchange transactions.

4. ILDC entered into a Telco Facilities License Agreement on May 14, 1999 with Telx Communications Corporation providing ILDC with a license to install certain electronic equipment to receive and deliver telephone and/or data communications traffic in Telx Communications Corporation's facilities located at 60 Hudson Street, Suite 2300, New York, New York. The license was granted for a term of one year. Section 10 of the license agreement states that "Licensee shall not enter into any sublicense agreement with respect to the license without prior written consent from Licensor which may or may not be granted in Licensor's sole discretion." The license agreement does not address a change of control or share exchange transactions.

5. ILDC currently operates through a letter agreement originally entered into between Prepaid Cellular Services, Inc. and Equant Network Services, Inc. which provides ILDC access to equipment which is collocated in facilities of Equant and its affiliates located in Atlanta, Georgia, Alexandria, Virginia, Schiller, Illinois, Miami, Florida, Bellrose, New York, El Segundo, California, Seattle, Washington and South San Francisco, California.

6. ILDC issued an offer of employment on April 1, 2000 to Mark Sampson pursuant to which Sampson would serve as the Chief Executive Officer of ILDC effective April 1, 2000. The offer of employment has not been accepted in writing by Mark Sampson; however, Sampson has communicated to ILDC that the terms of the offer are acceptable. A formal employment agreement is to be prepared.

7. ILDC entered into a Sprint Enhanced Frame Relay Sales Agreement on May 9, 2000 with Carolina Telephone and Telegraph Company, dba Sprint, for frame relays to be installed in Atlanta and Denver. The term of the contract is for one year. Assignability of the Agreement cannot be determined. The monthly cost of each relay is $1,324.40.

8. ILDC entered into a Contract Service Agreement for Fiber Sonet Ring Services dated May 8, 2000 with Carolina Telephone and Telegraph Company, dba Sprint. The Agreement requires monthly payments of $6,869.23 a month over a 60 month term. Section 8 of the Agreement prohibits the assignment of the Service Agreement" except on written consent of Company, which consent shall not be unreasonably withheld." The Agreement does not address a change of control or share exchange transactions.

9. ILDC entered into an Arrangement for Integrated Services Digital Network dated April 14, 2000 with Carolina Telephone and Telegraph Company, dba Sprint, pursuant to which ILDC leases ISDN-PRI services with monthly charges of $678.00 payable over a 48 month term. Section 8 of the Agreement prohibits the assignment of the Agreement by ILDC "except on written consent of Company." The Agreement does not address a change of control or share exchange transactions.

10. ILDC entered into a Sales Agreement with Carolina Telephone and Telegraph Company, dba Sprint, pursuant to which ILDC purchased certain telephone equipment for an aggregate purchase price of $99,522.81. ILDC made a down payment of $25,000. The balance of the purchase price ($74,522.81) is being financed over a 48 month period. Section 8 of Attachment B of the Sales Agreement provides that either party may assign its rights and obligations to any successor in interest, "provided it gives the other party advanced written notice thereof and the assignee agrees in writing to be bound by and assume all obligations and liability under the terms of the Agreement." Sprint appears to have secured payment of the amount outstanding through the filing of a UCC financing statement in North Carolina.

                                  SCHEDULE 3.10

                             CONTRACTUAL COMMITMENTS

                                   (Continued)

11. ILDC entered into a Commercial Service Order Agreement dated April 14, 2000 with Media One. The Agreement, which has a month to month term, has monthly recurring charges of $1,107.40. The Agreement states that either party may assign the Agreement to a successor without the prior written consent of the other party, provided that the Assignment does not increase the obligations of the other party. The Agreement does not address a change of control or share exchange transactions.

12. ILDC entered into a Consulting Agreement dated March 14, 2000 with BDR, Inc. This Agreement is for a term of thirty-six months and has monthly charge of $7,000 per month. The Agreement does not address a change of control or share exchange transactions.

13. ILDC entered into a Consulting Agreement on or about July 1, 1999 with Venture TeleCom. The Agreement is for a term of thirty-six months and has monthly charge of $10,000.

14. ILDC is in the process of negotiating an Equipment Lease with Winton Capital Holdings, Ltd, a Delaware corporation, pursuant to which ILDC will lease several Salix switches. The Equipment Lease has a proposed effective date of July 31, 2000, a term of twelve months, carries a rental obligation of $52,500 a quarter and is terminable by the lessor on not less than 120 days notice. The Equipment Lease does not address a change of control of ILDC or share exchange transactions. 1.

                                  SCHEDULE 3.11

                                 ILDC LITIGATION

1. Compaq Computer Corp. v. International Long Distance Corp. State Court of Dekalb County, Georgia, Civil Action No. 99-A-62685-5.

         Compaq Computer Corp. has instituted an action against ILDC alleging breach of contract and seeking damages in the principal amount of $679,071.39, together with accrued interest of $141,321.26 (with interest accruing at 1 1/2% per month from the date of filing (12/8/99)), costs and post judgment interest. ILDC has filed an Answer to Compaq's complaint denying any liability or obligation to Compaq.

2.   Also,  See  Section  3.9  regarding  potential  claim by  Charles  and Olga
     Simpson.

3. StarTouch International, Ltd. V. International Long Distance Corporation and Anthony Overman. Superior Court of Fulton County, Georgia, Civil Action No. 2000CU24652.

     ILDC's $2,067,407.87 Promissory Note issued to StarTouch International, Ltd ("StarTouch") on February 5, 2000 was due on June 5, 2000. Payment has not been made. On May 26, 2000, StarTouch forwarded a letter to ILDC confirming the June 5th payment date and the total amount outstanding of $2,136,321.47 (including interest of $68,913.60). StarTouch filed a Verified Complaint on Promissory Note in the Superior Court of Fulton County, State of Georgia on June 21, 2000. Process was served on Anthony C. Overman on July 6, 2000. StarTouch's complaint requests the following relief:

     15. judgement be entered in favor of StarTouch in the principal amount of $2,067,407.87;

     16. judgement be entered in the amount of $67,969.57 for interest through the June 5, 2000 due date of the Note;

     17. judgement be entered in a per diem amount after June 5, 2000 of $1,989.9981 through June 30 and then each month thereafter, $566.4131 per diem plus two (2) percent of the unpaid balance; and

     18.  judgement be entered for reasonable attorney fees.

         ILDC has not filed an answer to the complaint. An answer is due within 30 days after the date of service.

                                  SCHEDULE 3.12

                              COMPLIANCE WITH LAWS


ILDC is not aware of any material noncompliance with Laws.

                                  SCHEDULE 3.13

                               TITLE TO PROPERTIES

Hertford Lease

ILDC currently occupies approximately 10,000 sq. ft. of office space in the Don Juan Building in Hertford, North Carolina. The property is leased by ACO Enterprises, Inc. (an entity controlled by Anthony Overman) from Apricot, Inc. under a 24 month lease commencing October 1, 1999. ILDC currently occupies space pursuant to an unwritten sublease arrangement. It is anticipated that a formal written sublease will be prepared and executed prior to the Closing Date.

Atlanta Lease

ILDC currently leases office space pursuant to a Lease Agreement between Bank Building Limited Partnership ("Landlord") dated on or about June 9, 2000, for leased premises (the "Atlanta Premises") located at 55 Marietta Street, Atlanta Georgia (Suite 1740) (the "Atlanta Lease")

Pursuant to ss. 4 of Addendum III of the Atlanta Lease, Tenant may assign the lease to "any entity which succeeds to all or substantially all of its assets whether by merger, sale or otherwise.

Atlanta Apartment Lease

Leonard Overman, Jr. entered into an apartment rental agreement ("Atlanta Apartment Lease") dated November 13, 1998 with Julian Lecraw and Co., Inc. for Apartment 2006 located at 1280 W. Peachtree Street, Atlanta, GA. ILDC pays the monthly rental of $1,330.00. The apartment is used by various ILDC employees while conducting business in Atlanta. The lease's initial 12 month term beginning November 13, 1998 ended on November 12, 1999. Pursuant to Section 6 of the lease, the lease is currently renewed on a month to month basis.

Denver, Colorado

ILDC has entered into three Lease Agreements with Globe Business Resources, Inc. dated May 12, 2000 for corporate apartments located in Denver, Colorado. The term of each Lease is ninety (90) days commencing on May 15, 2000 and ending on August 12, 2000. The total rents payable over the ninety (90) day period for each of the three corporate apartments is $4,410, $4,410, and $5,490, respectively. The Lease Agreements do not address a change of control or share exchange transactions.

Vancouver Lease

ILDC entered into a commercial office sublease dated May 11, 2000 with Insignia Corporate Establishments (Nine), Inc. for Suites 7, 8, 9 and 10 located on the 13th floor at 666 Burrard Street, Vancouver, B.C. The commencement date of the sublease was May 15, 2000. The sublease has a term of 7 1/2 months and renews for like periods unless notice of termination is given by ILDC 60 days prior to the end of the sublease term. The basic monthly rental rate is $5,000 per month. The sublease does not address a change of control or share exchange transactions.

Other

On October 1, 1999, ILDC purchased equipment from Comdial for $305,509.80 which was financed by Comdial through a Note Agreement bearing interest at 10.75%. The current remaining balance of $127,295.75 (as of May 25, 2000) is secured by the Comdial equipment.

See Equipment Leases referenced on Section 3.10

In January of 1999, ILDC purchased two vacant lots in Hertford, North Carolina with the intention of building an office building. ILDC continues to own the lots; however, there are no immediate plans to either dispose of or develop the lots. The seller of the lot maintains a deed of trust on the property to secure a promissory note dated January 15, 1999 in the original principal amount of $29,000.

See lien in favor of Sprint referenced in paragraph 10 of Schedule 3.10.

                                  SCHEDULE 3.15

                                   ILDC TAXES


ILDC currently owes payroll taxes and withholdings from employees wages to the Internal Revenue Service, State of North Carolina and ________, in the aggregate amount of $ _______________.

                                  SCHEDULE 3.16

                             CONSENTS AND APPROVALS


The following third party consents and approvals may be necessary in order to consummate the share exchange:

         Consent of each of the third parties referenced in Schedules 3.13 Title to Properties and 3.10 Contractual Commitments.

                                  SCHEDULE 3.20

        INTEREST CONFLICTS TO ILDC BY DIRECTORS, OFFICERS & SHAREHOLDERS


See disclosure regarding Hertford Lease set forth in Schedule 3.13.

ILDC was affiliated with National Marketing Corporation (NMC), a marketing organization, which is owned by the president of ILDC. ILDC advanced $1,085,448 to National Marketing Corporation during the calendar years 1998 and 1999, which will not be repaid since operations of NMC have been discontinued. A substantial portion of the funds advanced to NMC were forwarded to Prepaid Cellular Services, LLC in the form of loans, advances, and direct payment of Prepaid Cellular's liabilities. Prepaid Cellular ceased operations during 1999. As a result, these advances to National Marketing Corporation have been reflected as uncollectible advances to affiliate in ILDC's consolidated December 31, 1999 audited financial statements.

ILDC has advanced the president $84,060 as of December 31, 1999. No interest is charged on the advance.

ILDC received advances from a relative of the president totaling $41,985. This amount is included in accounts payable at December 31, 1999.

ILDC entered into various transactions with Prepaid Cellular Services, LLC (PCS) regarding the use of the ILDC telephone switching and network services. As the relationship with PCS progressed, the Company also made cash advances to PCS, purchased equipment for PCS and paid operating expenses of PCS. In addition, Anthony Overman, the president of ILDC, served for a brief period as CEO of PCS. ILDC also attempted to acquire the stock of PCS and merge PCS into ILDC. The acquisition of the stock was rejected and irreconcilable differences between the companies arose. Due to the significant amount invested into PCS, ILDC continued to fund the operations of PCS in an attempt to reach a point where revenue could be generated or some of the investment recovered. PCS ultimately failed. Numerous claims were made against PCS by various creditors and third parties. Due to the close relationship of ILDC with PCS and the fact that the ILDC president served as CEO of PCS, claims have been made against ILDC for some of the PCS debts and obligations.

ILDC funded PCS amounts totaling $2,518,149. These amounts include advances by ILDC to PCS, payment of PCS expenses and obligations, and a settlement of approximately $468,000 to Garwell Limited Partnership for advances to PCS. The Garwell claim was settled by issuance of ILDC common stock. Subsequent to December 31, 1999, ILDC agreed to issue 200,000 shares of common stock to Garwell or its affiliates in exchange for canceling the $468,000 claim and in exchange for $350,000 which had previously been invested in ILDC. When PCS ceased operations, ILDC took possession of equipment totaling $506,753. Those stock issuances have been completed and are reflected in the ILDC shareholder list attached as Schedule 3.1. The remaining costs related to PCS, totaling $2,011,396, have been charged to expense as loss on failed venture.

ILDC has assumed responsibility for the portion of the debts incurred by PCS in cases where management has determined that ILDC has financially benefited or is ultimately liable for payment. These liabilities have been recorded in ILDC's consolidated audited December 31, 1999 audited financial statements.

                                  SCHEDULE 3.21

                              INTELLECTUAL PROPERTY

ILDC is in the process of preparing a patent application to be filed in the U.S. Patent and Trademark office to protect certain proprietary processes

                                  SCHEDULE 3.22

                             EMPLOYEE BENEFIT PLANS


ILDC offers basic healthcare coverage to its employees under its healthcare plan with Blue Cross Blue Shield of Georgia, an independent licensee of the Blue Cross and Blue Shield Association.

There are no claims by former or present employees of ILDC.

ILDC has neither adopted a stock option plan nor has issued any currently outstanding options to purchase shares of capital stock of ILDC.

                                                    SCHEDULE 3.24

                                                LICENSES AND PERMITS

ILDC maintains a 214 License with the Federal Communications Commission.

ILDC is registered as a foreign corporation in the State of Georgia.

ILDC has been informed by the local authorities in North Carolina that no business license is required to conduct business in Hertford, North Carolina.



                                                    SCHEDULE 3.23

                                           LIST OF EMPLOYEES AND SALARIES


  First Name      MI      Last Name            Title                          Salary            Date Hired

  Viola            P.     Overman              Executive Secretary            $45,000.00           8/ 1/97
  Kana             P.     Overman              Customer Service Manager       $35,000.00           8/ 1/99
  Rube             F      Blanchard            CPA                            $40,000.00           4/27/00
  William          R.     Neale                Vice President Marketing       $144,000.00          5/ 1/00
  Mark                    Sampson              CEO                            $250,000.00          2/ 1/00
  Derek            D      Witcher              Office Manager                 $45,000.00          12/ 4/99
  Anthony                 Overman              President                      $150,000.00
  Emerson          L      Overman              Chief of Operations            $104,000.00          8/ 1/99
  Brenda           R      Overman              Secretary                      $20,800.00           1/20/00
  Cheryl           F      Green                Supervisor                     $20,800.00           2/14/00
  Clifton          D      Jarvis Jr.           Customer Service               $16,120.00           2/27/00
  Douglas          A      Hamilton             Network Manager                $80,000.00           3/27/00
  Gabriel                 Londono              Technician                     $40,000.00           3/ 1/98
  Syed             A      Hasan                International Marketing        $120,000.00          4/10/00
  Harold           L      McLeod               Project Manager                $80,000.00           3/28/00
  Hugo                    Villegas             Technician                     $45,000.00           6/30/97
  James            M      Klender              Technician                     $28,600.00          10/ 1/99
  Kevin            T      Wacher               Techician                      $65,000.00           2/ 9/97
  Leah             M      Hurley               Customer Service               $15,600.00           2/25/00
  Leonard                 Overman Jr.          Vice President                 $104,000.00          2/ 1/98
  Leonard                 Overman Sr.          Chief Advisor                  $52,000.00           8/ 1/97
  Norva            G      Wills                Customer Service               $15,600.00           2/14/00
  Mary             A.     Paulino              Customer Service               $15,900.00           2/29/00
  Rebekah          J      Hurley               Customer Service               $15,600.00           2/25/00
  Reginald                Ibison               CTO                            $140,000.00         11/ 1/97

  Sarah           K       Hurley               Customer Service               $15,600.00           2/25/00
  Stephen         M       Parsons              Customer Service               $15,900.00           2/27/00
  Vincent         J       Losciale             Supervisor                     $58,500.00          11/ 1/99
  Lawrence        W       Sawyer               Supervisor                     $52,000.00           2/ 1/98

  Lawrence                Sawyer, Jr.          Technician                     $20,800.00            6/1/00
  Patrick         J       Klender              Customer Service               $16,120.00          12/10/99
  Lino            G       Morris               Marketing Director             $120,000.00          4/10/00

                                  SCHEDULE 3.26

                                  BANK ACCOUNTS

ILDC maintains a business checking account with First Union National Bank as well as a business checking account with Centura Bank.

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                             VOTING TRUST AGREEMENT


                  THIS VOTING TRUST AGREEMENT is effective the 15th day of January, 2000, by and between (the "Shareholder") and Anthony C. Overman as trustee (the "Trustee").

  RECITALS

A. The Shareholder is the owner of ______shares (the "Stock") of the outstanding common stock of International Long Distance Corporation, a North Carolina corporation (the "Corporation");

B. The Shareholder deems it advisable and in the best interests of the Shareholder and the Corporation to ensure continuity and stability of management of the Corporation and to protect the Shareholder's interest in the Corporation;

  C. The Shareholder has selected the Trustee as the Shareholder's choice for the individual best able to effectuate the purposes of this Agreement, and the Trustee has consented to act under this Agreement for the purposes herein provided.

                                                      AGREEMENT

  In  consideration  of the mutual  agreements of the parties and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties have agreed as follows:

                                   ARTICLE 1.
                          DEPOSIT OF STOCK AND ISSUANCE
                          OF VOTING TRUST CERTIFICATES

  1.1. Deposit of Stock. The Shareholder shall deposit with the Trustee or cause the Corporation to issue in the name of the Trustee simultaneously with the execution of this Agreement certificates representing the Stock. The Trustee agrees to receive and hold the Stock and all additional stock of the Corporation as may be transferred to it pursuant to this Agreement in trust, to be held, used, transferred, and disposed of for the uses and purposes and upon the terms and conditions set forth in this Agreement. The term "Stock," as used in this Agreement, shall mean all stock now owned or hereafter acquired by any means or at any time during the term or any renewal of this Agreement by the Shareholder or any of the Shareholder's heirs, personal representatives, successors, or assigns, all of which Stock hereafter acquired, the Shareholder shall, promptly upon receipt thereof, deliver to the Trustee, as provided by this Agreement.

  1.2. Trust Certificates. At the time of deposit of (or issuance to) the stock certificates with the Trustee, the Shareholder shall transfer to the Trustees by proper endorsement his full legal title to all Stock owned by him, and the Trustee shall be vested with all of the rights and powers of the owner of the Stock, with the full rights and powers of the owner, of whatever nature necessary to enable the Trustee to exercise the powers granted to the Trustee under this Agreement. The Trustee shall issue to the Shareholder Voting Trust Certificates ("Trust Certificates"), in substantially the form attached to this Agreement as Exhibit A, for all Stock transferred to the Trustee.

  1.3. Issuance of New Stock Certificates. All stock certificates transferred and delivered to the Trustee pursuant to this Agreement shall be surrendered by the Trustee to the Corporation and the Corporation shall issue new certificates therefor in the name of the Trustee. Each certificate issued to the Trustee shall state that it is issued pursuant to this Voting Trust Agreement, a copy of which shall be on file both at the Corporation's principal office and with the Trustee.

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                                   (Continued)

1.4. Mutilated, Destroyed, Etc. Trust Certificates. In case any Trust Certificate becomes mutilated, destroyed, stolen, lost, the Trustee, upon the written request of the owner of the Trust Certificate, shall issue a duplicate Trust Certificate, which shall be so marked, and the Trustee may, as a condition precedent to issuing the duplicate Trust Certificate, require the requesting Shareholder to furnish satisfactory evidence of such mutilation, destruction, theft, or loss, together with reasonable indemnity satisfactory to the Trustee.

  1.5. Effect of this Agreement on Option Rights. Neither this Agreement nor the transfer of the Stock to the Trustee shall terminate the right of any Shareholder to acquire additional shares of the stock of the Corporation pursuant to any subscription agreement, option agreement, employment agreement, or otherwise. For all such purposes, a Shareholder shall be deemed to hold the number of shares of the stock of the Corporation as are represented by his Trust Certificate.

  1.6. Additional Stock. If the Shareholder receives additional shares of stock of the Corporation during the term of this Agreement or any renewal term, such stock shall be transferred to the Trustee pursuant to this Article and shall be subject to the terms and conditions of this Agreement. Any reference to Stock in this Agreement shall include any shares of the stock of the Corporation which become subject to this Agreement.

                                   ARTICLE 2.
                  DISTRIBUTIONS, LIQUIDATION AND REORGANIZATION

  2.1. Distributions Paid to Trustee. Prior to the termination of this Agreement, the Shareholder shall be entitled to receive payments equal to the cash dividends, if any, and property other than cash, if any, received by the Trustee with respect to the Stock. If any dividend in respect of the Stock is paid, in whole or in part, in stock of the Corporation, the Trustee, shall likewise hold, subject to the terms of this Agreement, the certificates for such stock received on account of such dividend, and the Shareholder shall be entitled to receive Trust Certificates for the number of shares and class of stock received as such dividend.

  2.2. Distributions Paid to Shareholder. In lieu of receiving cash and property dividends on the Stock and paying such distributions to the Shareholder, the Trustees may, at their option, instruct the Corporation in writing to pay such dividends to the Shareholder. Upon receiving such instructions, the Corporation shall pay such dividends directly to the Shareholder in such amounts as they would have received in the absence of this Agreement, based upon the interest of the Shareholder, as it appears in the records of the Trustee. Upon the Trustee giving such instructions to the Corporation, and until such instructions are revoked, all liabilities of the Trustee with respect to such dividends shall cease. The Trustee may at any time revoke such instructions and by written notice to the Corporation direct it to make all future dividend payments to the Trustee. Such instructions shall be effective only with respect to cash distributions and distributions of property, but not with respect to stock distributions. Any stock distributions shall be made to the Trustee, regardless of any instructions delivered pursuant to this Section.

2.3. Redemption. If any shares represented by a Trust Certificate are redeemed by the Corporation, the proceeds from the redemption shall be distributed to the Shareholder in whose name the Trust Certificate stands upon surrender of the Trust Certificate duly endorsed to the Trustee.

  2.4. Dissolution. In the event of the dissolution or total or partial liquidation of the Corporation, whether voluntary or involuntary, the Trustee shall receive the moneys, securities, rights, or property to which the Shareholder is entitled and shall distribute the same to the Shareholder in such amounts as the Shareholder would have received in the absence of this Agreement.

2.5. Merger. In case the Corporation is merged into or consolidated with another corporation, or all or substantially all of the assets of the Corporation are transferred to another corporation and shares of such other

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                                   (Continued)

corporation are issued to the Trustee, then in connection with such transfer the term "Corporation" for all purposes of this Agreement shall be taken to include such successor corporation, and the Trustee shall receive and hold under this Agreement any stock of the successor corporation delivered or distributed to the Shareholder under this Agreement as a result of such merger, consolidation, or transfer. Trust Certificates issued and outstanding under this Agreement at the time of the merger, consolidation, or transfer may remain outstanding, or the Trustee may substitute for the outstanding Trust Certificates new Trust Certificates in appropriate form. The term "Stock," as used in this Agreement, shall include any stock which may be received by the Trustee in lieu of all or any part of the Stock of the Corporation. Any property other than stock received by the Trustee as part of the transaction will be distributed to the Shareholder in such amounts as they would have received in the absence of this Agreement.

                                   ARTICLE 3.
                     POWERS AND OBLIGATIONS OF THE TRUSTEES

  3.1. Powers of Trustee. Except as otherwise provided in this Agreement, the Trustee in respect to the Stock shall be vested with all of the rights, powers, and privileges of every kind and character of an owner thereof, including, without limitation the rights to vote the Stock, either in person or by proxy, for every purpose.

  3.2. Rights of Trustee. The Trustee, individually or otherwise, may hold stock of the Corporation and, individually or as a trustee, may vote for himself as a director and/or officer of the Corporation and, subject to any limitations imposed by any agreement by which the Corporation or the Shareholder is bound, participate in fixing the amount of compensation therefor or as an employee of the Corporation, and any Trustee, or any firm of which he is an employee, owner, director, or agent may contract with the Corporation or the Trustee or be or become pecuniarily interested in any matter or transaction to which the Corporation or the Trustee may be a party, as fully as though such person were not a Trustee hereunder.

  3.3. Compensation and Reimbursement. The Trustee shall serve without compensation. The Trustee shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents, attorneys, and counsel as the Trustee may deem necessary and proper for carrying this Agreement into effect. Any such expenses or charges incurred by and due to the Trustee may be deducted from the dividends or other moneys or property received by the Trustee on the Stock.

  3.4. Liability. The Trustee shall not be personally liable for any act committed or omitted to be done under this Agreement, provided such commission or omission does not amount to either gross negligence or willful misconduct, and provided also that the Trustee at all times exercises good faith in all matters relating to this Agreement. The Trustee shall not at any time be required to give or file any bond in order to qualify or continue as Trustee hereunder.

                                   ARTICLE 4.
                                     VOTING

  4.1. Voting By Trustees. At all meetings of the shareholders of the Corporation, the Trustee shall vote the Stock on all issues considered in its absolute discretion. The voting rights and powers extended to the Trustee pursuant to this Agreement shall extend to all matters upon which the Shareholder would otherwise be entitled to vote, including, but not limited to, the dissolution, consolidation, or merger of the Corporation, the sale, lease, encumbrance, or other disposition of all or substantially all of the assets of the Corporation, either in or not in the ordinary course of its business, the authorization of additional stock of the Corporation, the creation of new classes of stock or reclassification of any existing class of stock, and amendment of the Articles of Incorporation of the Corporation, regardless of whether any of such matters may substantially and/or adversely affect the Shareholder.

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                                   (Continued)

  4.2 Proxies. The Trustee shall be authorized to cast its votes at any meeting of the shareholders of the Corporation by proxy. Any proxy given by the Trustee may give the holder thereof discretion to vote the Stock to the same extent the Trustee would have had discretion to vote the Stock. The Trustee shall not be liable to the Shareholder for any action taken by the holder of any such proxy, provided that the Trustee is not guilty of gross negligence or willful wrongdoing in connection with appointing such holder of the proxy.

  4.3 Action Without Meeting. In the event the Trustee is asked or desires to consent to any action of the shareholders of the Corporation without a meeting, it shall be authorized to act, consent or refuse to consent to such action, or consent to any alternative action, in its absolute discretion.

                                   ARTICLE 5.
                   RESIGNATION AND REPLACEMENT OF THE TRUSTEE

5.1. Resignation. The Trustee (and any successor Trustee) may at any time resign by mailing to the Shareholder a written resignation, to take effect ten (10) days thereafter or upon the prior acceptance thereof.

5.2. Appointment of Successor Trustee. In the event the Trustee resigns or for any other reason is unable to continue to perform the duties required by this Agreement, one or more replacement Trustee shall be selected by the Shareholder.

  5.3. Rights of Successor Trustees. The rights, powers, and privileges of the Trustee named hereunder shall be possessed by all successor Trustees, with the same effect as though such successors had originally been parties to this Agreement. The word Trustees, as used in this Agreement, means the Trustee or any successor Trustees acting hereunder.

                                   ARTICLE 6.
                         TRANSFER OF TRUST CERTIFICATES

  6.1. Addendum to Subscription Agreement. The Stock shall remain subject to the Addendum to Subscription Agreement and Investment Intent Letter for Common Stock of International Long Distance Corporation, effective as of January 15, 2000, by and between the Corporation and the Shareholder ("Addendum to Subscription Agreement") and the restrictions and obligations applicable to the Stock under the Addendum to Subscription Agreement shall be fully applicable to the Trust Certificates. For this purpose, the Shareholder shall be considered to be a shareholder holding shares of the Stock equal to the number of shares transferred to the Trustees, as shown on the Trust Certificate issued to the Shareholder.

  6.2. Procedure for Transfer. Subject to the provisions of Section 6.1 above and the Addendum to Subscription Agreement, the Trust Certificates or portions thereof shall be transferable at the principal office of the Corporation (or such other place as designated by the Trustee by notice to the Shareholder) on the books of the Trustee, by the registered owner thereof, either in person or by duly authorized attorney, upon the surrender thereof, according to the rules established by the Trustee from time to time. The Trustee shall not be required to recognize any transfer of a Trust Certificate not made in accordance with the provisions of this Article; provided that the Trustee shall be authorized, but not required, to recognize any transfer in which the person claiming ownership of a Trust Certificate has produced indicia of ownership satisfactory to the Trustee and has deposited with the Trustee indemnity satisfactory to the Trustee. Upon the transferor Shareholder complying with the requirements of this Agreement and any other applicable agreement, the Trustee shall issue to the transferee(s) one or more Trust Certificates, and the shares of the Stock represented thereby shall continue to be subject to this Agreement. Provided, at any time the Shareholder may with the prior written consent of the Trustee, which consent shall not be unreasonably withheld, transfer all or any part of the Trust Certificates to a third party which is not a family member or Affiliate of the Shareholder in a bona fide arms-length sale for fair value (a "Bona Fide Purchaser"). Upon the

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                                   (Continued)

transfer of the Stock to a Bona Fide Purchaser as provided herein, this Agreement shall terminate with regard to the Stock transferred to the Bona Fide Purchaser. For the purposes of this Agreement "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

6.3. Voting Rights After Transfer. Any transfer of Trust Certificates not in accordance with the terms and conditions of this Agreement shall be null and void and of no effect. The Trustee shall continue to vote the shares of the Stock represented by such Trust Certificate.

Upon complying with the requirements for transfer of a Trust Certificate, a Transferee shall be entitled to:

     (a)  receive a new Trust Certificate;

     (b) receive any distributions or dividends of the Corporation with respect to the shares represented by his Trust Certificate;

     (c) receive the shares of Stock represented by his Trust Certificate upon the termination of this Agreement.

                                   ARTICLE 7.
                    TERM OF THE TRUST; RIGHTS ON TERMINATION

  7.1. Term. Except to the extent otherwise provided in Section 7.2, the term of this Agreement shall commence on January 15, 2000 (the effective date), and shall continue in effect for ten (10) years thereafter. At any time within one
(1) year prior to the scheduled termination date, or at any time within one year prior to the expiration of any extension of this Agreement, the Shareholders (or any of them) may, by agreement in writing, extend the duration of this Agreement (with respect to the extending Shareholders) for an additional period of time not to exceed ten years from the date the first Shareholder signs the extension agreement.

7.2. Early Termination. This Agreement and any extension thereof, shall be terminated at any time upon the mutual written consent of the Shareholder and the Trustee or in accordance with the provisions of Section 6.2 above.

  7.3. Delivery of Stock Certificates. Following termination of this Agreement or any extension thereof, upon surrender of the Trust Certificates, duly endorsed in blank by the Shareholder or the Bona Fide Purchaser in the case of a termination under Section 6.1, and payment to the Trustee of the costs, expenses, and disbursements incurred by the Trustee in administration of this Agreement, the Trustee shall, within eighty (80) days after receipt of such Trust Certificates, deliver, or cause to be delivered to the Shareholder or Bona Fide Purchaser, as applicable certificates for shares of the Stock equal to the number of shares represented by the surrendered Trust Certificates together with all dividends or other distributions applicable to those shares held by the Trustee.

                                   ARTICLE 8.
                                  MISCELLANEOUS

  8.1. Shareholder Have Shareholder Inspection Rights in the Corporation. During the term of this Agreement and any extension thereof, the Shareholder shall retain all shareholder inspection and copying rights authorized by the law of the State of North Carolina, or in the case of a merger or business combination by the Corporation with or into another corporation which is the survivor of such merger or business combination, the laws of the state of incorporation of such surviving corporation.

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                                   (Continued)

  8.2. Shareholder Inspection Rights of Trustees' Books. During the term of this Agreement and any extension thereof, the Shareholder shall have the right at any time during normal business hours to inspect and copy the records of the Trustee with respect to this Agreement upon giving two business days advance written notice of the request to the Trustee.

  8.3. Severability. If any provision of this Agreement shall be held unenforceable, the rest and remainder of this Agreement shall continue in effect and be construed and enforced as if such unenforceable provision had not been contained herein. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

  8.4. Entire Agreement. This Agreement and to the extent referenced herein, the Addendum to Subscription Agreement constitutes the entire agreement between the parties with respect to the voting rights of the Shareholder and supersedes, merges, and replaces all prior negotiations, offers, representations, warranties, and agreements with respect to the subject matter hereof.

8.5. Modification, Waiver. This Agreement may be modified only by a writing signed by all parties. No waiver of any of the provisions of this Agreement, including the provisions of this paragraph, shall be binding upon the waiving party unless set forth in a writing signed by the waiving party.

8.6. Governing Law. This Agreement, and the performance hereunder, shall be interpreted and enforced in accordance with the laws of the State of North Carolina, excluding its laws relating to choice of law.

 8.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, the Shareholder and the Shareholder's respective heirs, personal representatives, successors and permitted assigns, provided however, that nothing in this paragraph shall be construed to permit the assignment of the Stock other than in accordance with the terms of this Agreement and the Addendum to Subscription Agreement. Unless expressly provided for herein, this Agreement and the rights, obligations and duties of the parties hereto shall not be assignable or transferable without the express written consent of all the parties.

 8.8. Notices. Any notice or other communication required or permitted by this Agreement shall be in writing and shall be given by hand delivery, via facsimile, or sent by the United States Mail by certified mail, return receipt requested, postage prepaid, and addressed to the Shareholder as his addresses may appear in the records of the Trustee, and to the Trustee at 1B Ainsley Road, Hertford, NC 27944, (or such other address as the parties may, by notice, specify), and shall be deemed given when hand delivered, when transmission is complete for a facsimile provided confirmation of receipt is retained (unless the sender receives oral or written notice within one business day of the time of the completion of transmission that the transmission was incomplete or illegible), or two days after deposit with the United States Postal Service.

8.9. Headings. The headings contained in this Agreement are for the convenience of the parties only, and shall not be deemed to be a part of the substantive agreement of the parties or to effect the meaning or interpretation of any provision of this Agreement in any way.

8.10. Number and Gender. When used herein, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall include any other gender, as circumstances may require. The term person shall include both natural persons and entities.

 8.11. Third Party Beneficiaries. The provisions of this Agreement are intended to benefit only the parties hereto. No person not a party to this Agreement shall be deemed to be a third party beneficiary of this Agreement, nor shall any such person be authorized or empowered to enforce the provisions hereof, except to the extent such a person becomes a permitted assignee of one of the parties hereto.

                                                    SCHEDULE 4.2

                                             ILDC VOTING TRUST AGREEMENT

                                                     (Continued)

8.12. Counterparts. This Agreement may be executed in multiple counterparts. When at least one copy of this Agreement has been executed by each party to this Agreement, this Agreement shall be in full force and effect, and all of such counterparts shall be read together as a single agreement.

  WITNESS the following signatures and seals as of the date indicated above.

              SHAREHOLDER:


              ----------------------------------------------



              TRUSTEE:


              -----------------------------------------------
              Andrew C. Overman

                                  SCHEDULE 4.2

                           ILDC VOTING TRUST AGREEMENT

                                   (Continued)

                            VOTING TRUST CERTIFICATE
                     INTERNATIONAL LONG DISTANCE CORPORATION


No.
      Shares


                  THIS IS TO CERTIFY THAT is entitled to receive and enjoy all the dividends, rights and benefits prescribed in the Voting Trust Agreement, hereinafter referred to, with respect to shares of the common capital stock of INTERNATIONAL LONG DISTANCE CORPORATION (the "Corporation"), a corporation duly organized and existing under the laws of the State of North Carolina. This Voting Trust Certificate represents the shares which have been issued, transferred to and deposited with the undersigned Voting Trustee by on January 15, 2000.
                  Until the termination of the voting trust, the Voting Trustee shall possess and be entitled to exercise all rights of every kind and description, including the right to vote, in respect of any and all such stock, it being expressly stipulated that no voting right on any such stock passes to the holder hereof by or under this certificate or by or under any agreement, expressed or implied.
                  This certificate is transferable only on the books which shall be kept for that purpose by said Voting Trustee, (as defined herein) either in person or by attorney, upon surrender hereof, properly endorsed, and upon the payment of any transfer costs and taxes, and until so transferred said Voting Trustee may treat the registered holder as owner hereof for all purposes whatsoever.
                  This certificate is issued and held pursuant and subject to the terms of a Voting Trust Agreement, effective January 15, 2000, made and entered into between Anthony C. Overman, as trustee (the "Voting Trustee") and , the holder of shares of the common capital stock of the Corporation, imposing certain restrictions and obligations on the sale or other disposition of the capital stock of the corporation, providing, among other things, that any transfer of shares in the Corporation, shall be governed by the provisions of an Addendum to Subscription Agreement and Investment Intent Letter for the Common Stock of the Corporation (the "Addendum to Subscription Agreement"). The Voting Trust Agreement and the Addendum to Subscription Agreement are on file with the Voting Trustee at the

                                                    SCHEDULE 4.2

                                             ILDC VOTING TRUST AGREEMENT

                                                     (Continued)

principal office of the corporation, and every holder and transferee hereof assents to all of the terms of this certificate and of said agreements.
                  This certificate shall be surrendered to the Trustees by the holder hereof, at the termination of the Voting Trust Agreement, upon the delivery to such holder of the securities represented thereby.
                  THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS TRUST CERTIFICATE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGE OR HYPOCATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM
                  REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS. ANY TRANSFER CONTRARY TO THE ABOVE INSTRUCTIONS IS VOID.

IN WITNESS WHEREOF, said Voting Trustee has signed this certificate this 15th day of January, 2000.



                                        ----------------------------------------
                                         Voting Trustee, Anthony C. Overman

                              SCHEDULE 5.5

                     OLD NIGHT LIST OF STOCKHOLDERS

     -------------------------------- -----------------------------

     Name                             Number of Shares
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Arnold, F. Scott                                      220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Arnold, Greg                                          110,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Arnold, Charlice                                      220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Arnold, Doug                                          110,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Blakely, Christine                                     50,160
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Butler, Arnold Norma                                  367,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Butler, Paul                                          367,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Davis, M. Christine                                   220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Fiducia, Julie                                        220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Geo Services, Inc.                                     51,040
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Gordon, Dawn                                          220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Heidelberger, Jon                                      55,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Heidelberger, Loretta                                  44,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Johnson, Jaime                                        110,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Johnson, Susan                                        110,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Kendrick, Christy                                     220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Lee, David                                            220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Long, Darwin                                           74,800
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Long, Jackie                                           74,800
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Marin, N. James                                       440,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Moore, Marguerite                                     220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Moore, Allen                                          220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Neal, Tim                                             440,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Noerring, Lynn                                          3,960
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Roberts, Paul                                         147,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Sanchez, Holly                                        110,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Sharpe, Jared                                         147,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Tongish, Dawn                                         147,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Tongish, Dee                                          147,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Twelves, Julie                                        147,400
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Van Pletzen, Lynn                                       4,840
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

     Williams, Anita                                       220,000
     -------------------------------- -----------------------------
     -------------------------------- -----------------------------

                           TOTAL:                        5,460,000
     -------------------------------- -----------------------------

                                  SCHEDULE 5.16

                    OLD NIGHT CONSENTS AND APPROVALS REQUIRED

Old Night does not require any regulatory consents or approvals in connection with the proposed transactions under this Share Exchange Agreement.

Old Night must obtain stockholder approval for the share exchange and to change the name of Old Night.

Old Night must file Articles of Amendment with the Secretary of State of Nevada in order to complete the Name Change. In connection with the name change Old Night must request a new CUSIP number from Standard and Poor's and a new stock trading symbol from the National Association of Securities Dealers.